                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       SERVICE CORPORATION INTERNATIONAL
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

SERVICE CORPORATION INTERNATIONAL
PROXY STATEMENT AND
1996 ANNUAL MEETING NOTICE


                                  [COVER ART]

TABLE OF CONTENTS
- ----------------------------------------------------------------------
NOTICE OF ANNUAL MEETING  . . . . . . . . . . . . . . . . . . . . .  3
- ----------------------------------------------------------------------
SOLICITATION AND REVOCABILITY OF PROXIES  . . . . . . . . . . . . .  5
- ----------------------------------------------------------------------
ELECTION OF DIRECTORS   . . . . . . . . . . . . . . . . . . . . . .  5
- ----------------------------------------------------------------------
PROPOSAL TO APPROVE THE 1996 INCENTIVE  PLAN  . . . . . . . . . . .  8
- ----------------------------------------------------------------------
OVERVIEW OF EXECUTIVE COMPENSATION  . . . . . . . . . . . . . . . . 11
- ----------------------------------------------------------------------
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION   . . . . . 13
- ----------------------------------------------------------------------
CERTAIN INFORMATION WITH RESPECT TO OFFICERS AND DIRECTORS  . . . . 16
- ----------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION   . . . 21
- ----------------------------------------------------------------------
CERTAIN TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . 21
- ----------------------------------------------------------------------
VOTING SECURITIES AND PRINCIPAL HOLDERS   . . . . . . . . . . . . . 25
- ----------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS   . . . . . . . . . . . . . . . . . . . . . 26
- ----------------------------------------------------------------------
OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
- ----------------------------------------------------------------------

ANNEX A
- ----------------------------------------------------------------------
SERVICE CORPORATION INTERNATIONAL 1996 INCENTIVE PLAN . . . . . . . 29

SERVICE CORPORATION INTERNATIONAL

Proxy Statement and
1996 Annual Meeting
Notice

Service Corporation International
1929 Allen Parkway, P.O. Box 130548
Houston, Texas 77219-0548

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 9, 1996

TO OUR SHAREHOLDERS:

    The Annual Meeting of Shareholders of Service Corporation International will be held in the Texas Commerce Center Auditorium, First Floor, Texas Commerce Center, 601 Travis, Houston, Texas, on Thursday, May 9, 1996, at 10:00 a.m., Houston time, for the following purposes:

    (1) To elect five directors as members of the class of directors to serve until the third succeeding Annual Meeting of Shareholders and until their successors have been elected and qualified;

    (2) To consider and act on a proposal to approve the 1996 Incentive Plan;
        and

    (3) To act on such other business that may properly come before the meeting or any adjournment(s) thereof.

    The transfer books of the Company will not be closed, but only holders of Common Stock of record at the close of business on March 22, 1996 will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding stock entitled to vote is required for a quorum.

    The management sincerely desires your presence at the meeting. However, so that we may be sure that your vote will be included, please sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. If you attend the meeting, you may revoke your proxy and vote in person.

                                        By Order of the Board of Directors

                                        James M. Shelger, Secretary

                                        Houston, Texas
                                        April 15, 1996

                        [PAGE INTENTIONALLY LEFT BLANK]

PROXY STATEMENT
Service Corporation International
1929 Allen Parkway, P.O. Box 130548
Houston, Texas 77219-0548

SOLICITATION AND REVOCABILITY OF PROXIES

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Service Corporation International, a Texas corporation ("SCI" or the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held in the Texas Commerce Center Auditorium, First Floor, Texas Commerce Center, 601 Travis, Houston, Texas, on Thursday, May 9, 1996, at 10:00 a.m., Houston time, and at any recess or adjournments thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about April 15, 1996. A copy of the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1995, including the consolidated financial statements, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting.

    At March 22, 1996, the Company had outstanding and entitled to vote 117,482,046 shares of Common Stock, $1.00 par value ("Common Stock"). The holders of Common Stock will be entitled to one vote per share on each matter considered. A majority of the votes entitled to be cast must be represented at the meeting, in person or by proxy, so that a quorum may be present for the transaction of business. Only shareholders of record at the close of business on March 22, 1996 will be entitled to vote at the Annual Meeting. The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote at the meeting is required for (a) the election of directors, (b) the approval of the 1996 Incentive Plan, and (c) the approval of such other matters as may properly come before the meeting or any adjournment thereof.

    The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by a later dated proxy or by written notice of revocation filed with the Secretary of the Company. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

    In the election of directors, a shareholder has the right to vote the number of shares owned by the shareholder for as many persons as there are directors to be elected. The Company's articles of incorporation do not permit cumulative voting. Abstentions are counted toward the calculation of a quorum. An abstention has the same effect as a vote against the proposal or, in the case of the election of directors, as shares to which voting power has been withheld. Under Texas law, any unvoted position in a brokerage account with respect to any matter will be considered as not voted and will not be counted toward fulfillment of quorum requirements as to that matter.

ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes which have staggered terms of three years each. The five directors whose terms expire at this Annual Meeting have been renominated for three-year terms expiring at the 1999 Annual Meeting of Shareholders. The terms of office of the directors in the other two classes expire at the Annual Meetings of Shareholders to be held in 1997 and 1998.

    The enclosed form of proxy provides a means for the holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a shareholder does not specify how the shares represented by his or her proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided below.

    Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the meeting, the proxies that do not withhold authority to vote for directors will be voted for a substitute nominee(s) chosen by the Board of Directors.

    With respect to the class of directors whose terms expire at the 1998 Annual Meeting, there is a vacancy occasioned by the resignation of a director in October 1995. This vacancy has not been filled by the Board of Directors although it may be filled in the future. Proxies cannot be voted on the election of directors for a greater number of persons than five, which is the number of nominees named herein.

    The following table sets forth, as to each nominee for election and each director whose term will continue, such person's name, the committees on which such person serves, the person's principal occupation during the past five years, certain other directorships, if any, held by such person, the year in which such person was first elected a director of the Company and the person's age. Unless otherwise indicated, each person listed below has been engaged in the principal occupation stated for the past five years.

 NOMINEES FOR TERMS EXPIRING
 AT THE 1999 ANNUAL MEETING:

      [PHOTO]             Personal and family trust                    [PHOTO]            Chairman, President and Chief
                          investments.                                                    Executive Officer of AmeriCredit
 JACK FINKELSTEIN         Executive Committee,                    CLIFTON H. MORRIS, JR.  Corp. (financing of automotive
 Year First Became A      Audit Committee,                        Year First Became A     vehicles) since July 1, 1988. Mr.
 Director: 1965           Investment Committee                    Director: 1990          Morris is also a member of the
 Age: 68                                                          Age: 60                 Board of Directors of AmeriCredit
                                                                                          Corp. and Cash America
                                                                                          International, Inc.

      [PHOTO]             Chairman, Shelton W. Greer Co.,              [PHOTO]            Executive Vice President
                          Inc. (engineering, manufacturing,                               Operations of the Company since
 JAMES H. GREER           fabrication and installation of         W. BLAIR WALTRIP        February 1991, and Chairman of the
 Year First Became A      building specialty products). Mr.       Year First Became A     Board and President since January
 Director: 1978           Greer is a member of the Board of       Director: 1986          1990 of Service Corporation
 Age: 69                  Directors of Cash America               Age: 41                 International (Canada) Limited, a
                          International, Inc., AmeriCredit                                Company subsidiary which was 31%
                          Corp. and Tanknology                                            publicly owned until September
                          Environmental, Inc.                                             1995. From February 1990 to
                          Compensation Committee                                          February 1991, Mr. Waltrip was
                                                                                          Executive Vice President and Chief
                                                                                          Executive Officer of the Company's
      [PHOTO]             President and Chief Operating                                   Funeral Division. Mr. Waltrip is a
                          Officer of the Company. Mr.                                     member of the Board of Directors
 L. WILLIAM HEILIGBRODT   Heiligbrodt is a member of the                                  of Tanknology Environmental, Inc.
 Year First Became A      Board of Directors of BJ Services                               Executive Committee,
 Director: 1975           Company.                                                        Investment Committee,
 Age: 54                  Executive Committee,                                            Directors Stock Committee
                          Investment Committee,
                          Directors Stock Committee               DIRECTORS WHOSE TERMS EXPIRE
                                                                  AT THE 1997 ANNUAL MEETING:

                                                                       [PHOTO]            Chairman and Chief Executive
                                                                                          Officer of Coelho Associates, LLC
                                                                  ANTHONY L. COELHO       (investment consulting and
                                                                  Year First Became A     brokerage) since July 1995, and
                                                                  Director: 1991          Chairman and Chief Executive
                                                                  Age: 53                 Officer of ETC (training and
                                                                                          communication firm) since October
                                                                                          1995. Prior thereto, from January
                                                                                          1990 to July 1995, President and
                                                                                          Chief Executive Officer, Wertheim
                                                                                          Schroder Investment Services, Inc.
                                                                                          (asset management firm) and from
                                                                                          October 1989 to July 1995,
                                                                                          Managing Director, Wertheim
                                                                                          Schroder & Co., Inc. (investment
                                                                                          banking firm). Mr. Coelho is a
                                                                                          member of the Board of Directors
                                                                                          of ICF Kaiser International, Inc.,
                                                                                          Tanknology Environmental, Inc.,
                                                                                          Circus Circus Enterprises, Inc.,
                                                                                          Crop Growers Corporation,
                                                                                          Specialty Retail Group, Inc. and
                                                                                          Tele-Communications, Inc.

      [PHOTO]             President, A. J. Foyt                   DIRECTORS WHOSE TERMS EXPIRE
                          Enterprises, Inc. (designer,            AT THE 1998 ANNUAL MEETING:
 A. J. FOYT, JR.          manufacturer and exhibitor of
 Year First Became A      high-speed engines and racing                [PHOTO]            Retired.
 Director: 1974           vehicles and marketer of                                        Audit Committee
 Age: 61                  automotive vehicles).                   DOUGLAS M. CONWAY
                                                                  Year First Became A
      [PHOTO]             Attorney, Thornton & Burnett,           Director: 1981
                          Attorneys at Law                        Age: 75
 E. H. THORNTON, JR.      Executive Committee,
 Year First Became A      Audit Committee,                             [PHOTO]            Retired. Mr. Gavin is a member of
 Director: 1962           Compensation Committee                                          the Board of Directors of Stepan
 Age: 86                                                          JAMES J. GAVIN, JR.     Company, BWIP International and
                                                                  Year First Became A     Huntco Inc. and a Trustee of
      [PHOTO]             Chairman of the Board and Chief         Director: 1986          Benchmark Funds.
                          Executive Officer of the Company.       Age: 73                 Audit Committee
 R. L. WALTRIP            Mr. Waltrip is a member of the
 Year First Became A      Board of Directors of Cash                   [PHOTO]            Chairman of the Board and Chief
 Director: 1962           America International, Inc. and                                 Executive Officer of Huntco Inc.
 Age: 65                  Tanknology Environmental, Inc.          B. D. HUNTER            (intermediate steel processor).
                          Executive Committee,                    Year First Became A     Mr. Hunter is a member of the
                          Investment Committee,                   Director: 1986          Board of Directors of Huntco Inc.,
                          Directors Stock Committee               Age: 66                 Mark Twain Bancshares, Inc., Cash
                                                                                          America International, Inc. and
      [PHOTO]             Henry Gardiner Symonds Professor                                Celebrity, Inc.
                          and Director of the                                             Executive Committee
 EDWARD E. WILLIAMS       Entrepreneurship Program at the
 Year First Became A      Jesse H. Jones Graduate School of            [PHOTO]            Chairman of the Board of
 Director: 1991           Administration at Rice                                          Directors, The John W. Mecom
 Age: 50                  University, and Managing Director       JOHN W. MECOM, JR.      Company
                          of First Texas Venture Capital          Year First Became A     (personal and family investments).
                          (investment company).                   Director: 1983          Compensation Committee
                          Mr. Williams is a member of the         Age: 56
                          Board of Directors of EQUUS II,
                          Incorporated.
                          Executive Committee,
                          Audit Committee,
                          Investment Committee

MEETINGS AND COMMITTEES
OF THE BOARD OF DIRECTORS

    The Board of Directors held six meetings during 1995. Standing committees of the Board include the Executive Committee, Audit Committee, Compensation Committee, Investment Committee and Directors Stock Committee.

    The Executive Committee has authority to exercise many of the powers of the Board, including selections made upon its own motion of nominees for election to the Board, and generally acts during periods when there is no regular meeting of the Board. The Executive Committee held thirteen meetings during 1995.

    The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent and internal auditors, internal accounting controls, non-audit services performed by the independent accountants and the cost of all accounting and financial services. During 1995, the Audit Committee held two meetings.

    The Compensation Committee, which has the general duty to review and approve compensation for officers, including the granting of bonuses and the administration of the Company's stock and stock option plans, held three meetings during 1995.

    The Investment Committee's primary functions are to establish overall guidelines and review the transactions in the investment portfolios of independent trusts which hold funds collected by the Company and required to be held in trust under various state laws. During 1995, the Investment Committee held eleven meetings.

    The Directors Stock Committee administers the 1995 Stock Plan For Non-Employee Directors. This committee did not hold any meetings in 1995.

    During 1995, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served.

PROPOSAL TO APPROVE THE 1996 INCENTIVE PLAN

    The Board of Directors of the Company has adopted, subject to approval by shareholders, the Service Corporation International 1996 Incentive Plan (the "Incentive Plan").

    The full text of the Incentive Plan is set forth in Annex A to this Proxy Statement. Although the material features of the Incentive Plan are summarized below, this is only a summary and is qualified in its entirety by reference to the complete text of the Incentive Plan.

    Purpose. The purpose of the Incentive Plan is to provide a means whereby certain key employees of the Company and its affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with, and devote their best efforts to, the business of the Company, thereby advancing the interests of the Company and its shareholders. The Company believes that the possibility of participation in the Incentive Plan through (i) receipt of incentive or nonqualified stock options ("Stock Options"), (ii) the grant of certain bonuses ("Bonus Awards") based on achievement of pre-established performance goals (some or all of which Bonus Awards may be paid in Common Stock), (iii) the award of restricted stock ("Restricted Stock Awards"), (iv) the grant of stock equivalent units ("Stock Equivalent Units"), and (v) the grant of performance awards ("Performance Grants") based on the achievement of pre-established performance goals (some or all of which Performance Grants may be paid in Common Stock) (Stock Options, Bonus Awards, Restricted Stock Awards, Stock Equivalent Units and Performance Grants shall be collectively referred to herein as "Awards"), will provide key employees an incentive to perform more effectively and will assist the Company in obtaining and retaining people of outstanding training and ability.

    Term. The Incentive Plan was adopted effective February 15, 1996, subject to approval by shareholders at this Annual Meeting. No Award may be granted under the Incentive Plan after February 14, 2006.

    Administration. The Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised solely of at least two members who are both disinterested persons and outside directors (as defined in the Incentive Plan). No member of the Committee is eligible to participate in the Incentive Plan. All questions of interpretation and application of the Incentive Plan and Awards shall be determined by the Committee.

    Participation. Participation in the Incentive Plan is limited to key employees ("Employees") selected by the Committee. The Company estimates approximately 370 Employees will be eligible to participate in the Incentive Plan.

    Shares of Stock Available For Awards. A total of 6,000,000 shares of Common Stock is available for issuance under, or in payment of, the Awards. The shares may be treasury shares or authorized but unissued shares. In the event an Award expires, or terminates for any reason, or is surrendered, the shares of Common Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Incentive Plan.

    The maximum number of shares of Common Stock which may be issued in payment of Bonus Awards payable in stock, Restricted Stock Awards, Stock Equivalent Units and Performance Grants payable in stock during the life of the Incentive Plan is 400,000 shares.

    The Incentive Plan provides that the number of shares subject thereto and shares covered by Stock Options outstanding are subject to equitable adjustment, as determined by the Committee, in the event of stock dividends, stock splits, or other capital adjustments before delivery by the Company of all shares subject to the Incentive Plan.

    Should the shareholders approve the Incentive Plan, the Committee will not make any more grants of stock options or restricted stock under the Company's 1986 Stock Option Plan, Amended 1987 Stock Plan and 1995 Incentive Equity Plan, pursuant to which an aggregate of 2,541,194 shares was available for future grants as of March 22, 1996. Therefore, although the Incentive Plan provides for 6,000,000 shares of Common Stock, the actual increase in shares available for stock-based compensation plans will be less than 6,000,000 shares as a result of the Committee's decision to not make further grants from the existing plans.

    Compensation Deduction Limitation. In the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), Congress enacted Section 162(m) of the Code which generally limits to $1 million per year per employee the tax deduction available to public companies for certain compensation paid to designated executives ("covered employees"). These covered employees include the Chief Executive Officer and the next four highest compensated officers of the Company.

    OBRA provides an exception (Section 162(m)(4)(C)) from this deduction limitation, for certain "performance-based compensation," if specified requirements are satisfied, including: (i) the establishment by a compensation committee comprised of outside directors of performance goals which must be met for the additional compensation to be earned, (ii) the approval of the material terms of the performance goals by the shareholders after adequate disclosure, and (iii) the certification by the compensation committee that the performance goals have been met. The Incentive Plan is designed to satisfy these statutory requirements for Incentive Options and Nonqualified Options, Bonus Awards and Performance Grants. Therefore, if this Incentive Plan is approved by shareholders, the Company anticipates being entitled to deduct an amount equal to the ordinary income reportable by each optionee on exercise of a Nonqualified Option, the Early Disposition of shares of stock acquired by exercise of an Incentive Option, and the payment of Bonus Awards or Performance Grants in Common Stock or in cash.

    Stock Options. The Committee may designate a Stock Option as an Incentive Option or as a Nonqualified Option. The terms of each Stock Option shall be set out in a written Award Agreement which incorporates the terms of the Incentive Plan.

    The Stock Option price may not be less than 100% of the fair market value of the Common Stock on the date of grant and may not be exercisable after 10 years from the date of grant. In the case of an Incentive Option issued to a 10% Shareholder (as defined in the Incentive Plan) of the Company (i) the Incentive Option price may not be less than 110% of the fair market value of the Common Stock on the date of grant, and (ii) the period over which the Incentive Option is exercisable may not exceed five years.

    Exercise of Options. Stock Options may be exercised by written notice of exercise and payment of the Stock Option price in cash, in previously owned shares of Common Stock valued at fair market value on the date of exercise or in any other form of payment acceptable to the Committee. Special rules apply which limit the time of exercise of a Stock Option following an Employee's termination of employment. The Committee may impose restrictions on the exercise of any Stock Option. In the event of a "Change in Control" (as defined in the Incentive Plan), all Stock Options then outstanding become immediately exercisable in full. The Stock Options should qualify as "performance-based compensation" for purposes of Section 162(m).

    Bonus Awards. The Committee may designate certain Employees who become eligible to earn a Bonus Award if certain pre-established performance goals are satisfied. In determining which Employees shall be eligible for a Bonus Award, the Committee will consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Incentive Plan.

    The Committee shall determine the terms of a Bonus Award, if any, for each measurement period (either a semi-annual or annual period). The performance goals determined by the Committee may include, but are not limited to, increases in the following measures of performance: net profits, operating income, stock price, earnings per share, sales and/or return on equity. Before any Bonus Award may be paid, the Committee must certify in writing that the performance goal has been satisfied. The maximum amount of any Bonus Award payable to any one Employee in a single measurement period may not exceed $3,000,000, and in each calendar year may not exceed $4,000,000. The Committee retains the discretion to make downward adjustments to Bonus Awards otherwise payable if the performance goal is attained.

    The Committee intends to establish performance goals in accordance with
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to enable the Company to deduct in full the total payment of any Bonus Award as "performance-based compensation."

    Performance Grants. The Committee may designate certain Employees who become eligible to receive a Performance Grant if certain pre-established performance goals are satisfied. In determining which Employees shall be eligible for a Performance Grant, the Committee will consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Incentive Plan.

    The Committee shall determine the terms of a Performance Grant, if any, for each performance cycle. The performance goals determined by the Committee may include, but are not limited to, increases in the following measures of performance: net profits, operating income, stock price, earnings per share, sales and/or return on equity. Before any

Performance Grant may be paid, the Committee must certify in writing that the performance goal has been satisfied. The maximum amount of any Performance Grant payable to any Employee during a performance cycle may not exceed $3,000,000. The Committee retains the discretion to make downward adjustments to Performance Grants otherwise payable if the performance goal is attained.

    The Committee intends to establish performance goals in accordance with
Section 162(m) of the Code to enable the Company to deduct in full the total payment of any Performance Grant as "performance-based compensation."

    Restricted Stock Awards. The Committee may grant Restricted Stock Awards to certain Employees of the Company. In determining which Employees shall be eligible for a Restricted Stock Award, the Committee will consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Incentive Plan.

    The Committee shall determine the conditions and restrictions of a Restricted Stock Award, including forfeiture restrictions, forfeiture restriction periods, and performance criteria, if any, with respect to the Restricted Stock Award.

    Stock Equivalent Units. The Committee may grant Stock Equivalent Units to certain Employees of the Company. In determining which Employees shall be eligible for an award of Stock Equivalent Units, the Committee will consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Incentive Plan.

    The Committee shall determine the conditions and restrictions of an award of Stock Equivalent Units, including the number of units, the terms of redemption, and the performance criteria, if any. The maximum number of Stock Equivalent Units which may be awarded to any Employee during the term of the Incentive Plan is 200,000 units.

    Amendment or Termination of Incentive Plan. The Board of Directors of the Company may amend, terminate or suspend the Incentive Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Incentive Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Common Stock that may be issued under the Incentive Plan, (b) materially modify the requirements as to eligibility for participation in the Incentive Plan, or (c) otherwise materially increase the benefits accruing to participants under the Incentive Plan, shall be made without the approval of the Company's shareholders. To the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Common Stock which may be issued under Incentive Options, (b) change the class of Employees eligible to receive Incentive Options, or (c) decrease the Incentive Option price for Incentive Options below the fair market value of the Common Stock at the time it is granted, shall be made without the approval of the Company's shareholders.

    Federal Tax Consequences. The grant of Incentive Options to an Employee does not result in any income tax consequences. The exercise of an Incentive Option generally does not result in any income tax consequences to the Employee if the Incentive Option is exercised by the Employee during his employment with the Company or a subsidiary, or within a specified period after termination of employment. However, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the Incentive Option price is a tax preference item for purposes of determining an Employee's alternative minimum tax, if applicable. An Employee who sells shares acquired pursuant to the exercise of an Incentive Option after the expiration of (i) two years from the date of grant of the Incentive Option, and (ii) one year after the transfer of the shares to him (the "Waiting Period") will generally recognize a long-term capital gain or loss on the sale.

    An Employee who disposes of his Incentive Option shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the Incentive Option price. Any additional amount realized on an Early Disposition should be treated as capital gain to the Employee, short or long term, depending on the Employee's holding period for the shares. If the shares are sold for less than the option price, the Employee will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

    The Company will not be entitled to a deduction as a result of the grant of an Incentive Option, the exercise of an Incentive Option, or the sale of Incentive Option shares after the Waiting Period. If an Employee disposes of Incentive Option shares in an Early Disposition, the Company would be entitled to deduct the amount of ordinary income recognized by the Employee.

    The grant of Nonqualified Options under the Incentive Plan will not result in the recognition of any taxable income by the Employee. An Employee will recognize ordinary income on the date of exercise of the Nonqualified Option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the Nonqualified Option price paid and the ordinary income reported on exercise of the Nonqualified Option. The income reportable on exercise of a Nonqualified Option is subject to federal income and employment tax withholding.

    Generally, the Company will be entitled to a deduction in the amount reportable as income by the Employee on the exercise of a Nonqualified Option.

    Bonus Awards, Performance Grants and Stock Equivalent Units paid in cash generally result in taxable income to the recipient and a compensation deduction by the Company at the time the cash payment is made. Bonus Awards and Performance Grants paid in shares of Common Stock result in taxable income to the recipient at the fair market value of the Common Stock on the date of transfer and result in a corresponding compensation deduction for the Company. Bonus Awards, Performance Grants and Stock Equivalent Units are subject to federal income and employment tax withholding.

    Restricted Stock Awards are not subject to taxation at the time of grant because the shares are subject to forfeiture if the vesting criteria are not met. Accordingly, the Company is not entitled to a compensation deduction at that time. When the Restricted Stock vests the employee will have taxable income based upon the fair market value on the date vesting occurs. The Company will then be entitled to a corresponding compensation deduction.

    1996 Awards. No Awards have been granted under the Incentive Plan other than Stock Options. The Committee awarded Stock Options, subject to shareholder approval of the 1996 Plan, to the executive officers listed in the table below, covering the number of shares of Common Stock indicated.


- --------------------------------------------------------------------------------
NAME AND POSITION                       DOLLAR AWARD*           NUMBER OF SHARES
- --------------------------------------------------------------------------------
R. L. Waltrip                             $3,719,188                 220,000
Chairman of the Board and
Chief Executive Officer

- --------------------------------------------------------------------------------

L. William Heiligbrodt                     3,113,200                 200,000
President and
Chief Operating Officer

- --------------------------------------------------------------------------------

W. Blair Waltrip                           1,556,600                 100,000
Executive Vice President

- --------------------------------------------------------------------------------

John W. Morrow, Jr.                        1,011,790                  65,000
Executive Vice President
Corporate Development

- --------------------------------------------------------------------------------

Executive Group                           $9,400,778                 585,000

- --------------------------------------------------------------------------------

Non-executive Director
Group                                             --                      --

- --------------------------------------------------------------------------------

Non-executive Officer
Employee Group                                    --                      --
- --------------------------------------------------------------------------------

* This Column reflects the present value at the date of grant (February 15, 1996) of options, based on a present value model known as the "Black-Scholes option pricing model." The choice of such valuation method does not reflect any belief by SCI's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date. The assumptions used for valuing the SCI grants are: volatility 18.1%; annual dividend rate of $0.44 per share; risk free interest rate 5.93%; and adjustment for risk of forfeiture 3% per year for two years for Mr. R.L. Waltrip's grant and five years for Messrs. Heiligbrodt, W. Blair Waltrip and Morrow.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE SERVICE CORPORATION INTERNATIONAL 1996 INCENTIVE PLAN.

OVERVIEW OF EXECUTIVE COMPENSATION

    During 1995, SCI enjoyed increased revenues and net income and also expanded into additional foreign markets, including France. In management's opinion, SCI has generated excellent returns for its shareholders. For example, an investment of $100 in SCI's stock at the end of 1990 would have been worth $322 by year-end 1995, producing a total shareholder return (assuming quarterly reinvestment of dividends) of 222% for this period. During the same period, a $100 investment in the S&P 500 Index would have been worth $215, which represents a 115% total return. Thus, SCI's total shareholder return over the five-year period ended December 31, 1995 was almost two times the return generated by the broader market index.

    In 1995, the Company completed a major overseas transaction with its acquisitions of Omnium de Gestion et de Financement S.A. and Pompes Funebras Generales S.A. These French companies, when combined, are the largest funeral service organization in Europe. With these acquisitions, SCI subsidiaries operated 2,739 funeral service locations, 318 cemeteries and 139 crematories in North America, Europe and Australia as of the end of 1995.

    SCI remains committed to a path of growth and continued focus on increasing shareholder value. To achieve these aims, the Company's Board of Directors believes that it is crucial to provide key employees with substantial incentive compensation opportunities tied to performance. These incentive programs (which are described in the Compensation Committee Report set forth below) are intended to enable the Company to retain and attract the core talent needed to sustain the results achieved over the last four years. The central focus of SCI's total compensation program is intended to forge a direct link between the economic interests of shareholders and management.

    SCI's Board of Directors and employees are proud of the Company's accomplishments in 1995.

PERFORMANCE GRAPHS

    The following graph presents the Company's cumulative shareholder return over the period of December 31, 1990 to December 31, 1995. The Company is compared to the S&P 500 Index and to the S&P Miscellaneous Index, of which the Company is a member. Each Index assumes $100 invested at the close of trading on December 31, 1990 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

    The data source for all graphs in this proxy statement is S&P Compustat Services.

Comparison of Cumulative Shareholder Return 1990-1995

                                    [GRAPH]

AT DECEMBER 31,

                    1990     1991     1992     1993     1994     1995
- ----------------------------------------------------------------------
SCI                  100      123      127      186      200      322
- ----------------------------------------------------------------------
S&P 500 Index        100      130      140      155      157      215
- ----------------------------------------------------------------------
S&P Misc. Index      100      126      141      162      168      201
- ----------------------------------------------------------------------

    The Company attributes the performance reflected in the preceding graph to its strong growth in revenues, operating income, and earnings per share since its restructuring in 1989. The following three charts compare these three performance criteria for SCI and the Index companies for the four years 1990-1994 (1995 information is still incomplete). The figures in the following charts are not weighted by market capitalization.

4-Year Sales Compound Growth (1990-1994)


                                    [GRAPH]


4-Year Operating Income Compound Growth (1990-1994)


                                    [GRAPH]


4-Year EPS Compound Growth (1990-1994)


                                    [GRAPH]

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is a committee of outside Directors that is chaired by Mr. E. H. Thornton, Jr. Other members are Mr. James H. Greer and Mr. John W. Mecom, Jr. This committee is responsible for reviewing and approving all elements of the total compensation program for officers of the Company, including long-term incentive arrangements. The Committee has ultimate responsibility for aligning the Company's total compensation programs with its business strategy and for assuring shareholders that pay delivery programs are effective, responsible and competitive when compared to similarly situated organizations. This Committee report documents the basis on which 1995 compensation determinations were made and further describes the components of officer compensation programs for the Company.

Compensation Philosophy and Objectives of
Executive Compensation Programs

    It is the philosophy of the Company and the Committee that all compensation programs should (1) link pay and performance, and (2) attract, motivate, reward and retain the broad-based management talent required to achieve corporate objectives. The Company also focuses strongly on stock-based compensation, since this form of compensation provides the clearest link to enhanced shareholder value. From time to time, the Committee works with compensation consultants to assist with the design, implementation and communication of various compensation plans.

    The Company's compensation programs for executives include base salaries, annual performance-based incentives and long-term incentives. Each of these pay delivery programs is further detailed below.

Base Salaries

    Base salaries for the Company's officers are reviewed through comparisons with a group of approximately 60 companies of similar size (as measured by revenues and level of earnings) across various industries (the "Comparison Group"). The competitive pay data is not drawn from the entire group of companies which comprise the S&P Miscellaneous Index reflected in the performance graphs in this proxy statement, since the Committee believes revenue size and earnings level comparisons are more appropriate criteria for establishing base salary and annual incentive compensation rates. There is no attempt to tie together the performance graph companies and the Comparison Group although there is some overlap between the groups. The Committee does not consider any financial performance criteria on a formula basis in determining salary increases. Rather, the Committee, using its discretion, considers market base salary rates at the 75th percentile of average annual salary increases for executives in companies of all sizes across the country, and considers earnings per share growth, operating income growth, sales growth, and total shareholder return. The Committee also makes a subjective review of individual performance in making base salary increase decisions for officers. These criteria are assessed in a non-formula fashion and are not weighted. All of the officers shown in the summary compensation table (the "Named Executives") have employment agreements (see "Executive Employment Agreements"). Under these agreements, the Committee has the sole discretion for determining any increase in base salary; however, under the agreements, base salaries may not be decreased. In 1995, the Named Executives (other than Mr. Pullins) received salary increases averaging approximately three percent over the prior year. Mr. Pullins' base salary was increased approximately 7% to reflect the increased responsibilities of his position and to more closely align his base salary to the 75th percentile of the Comparison Group. The current base salary levels for Named Executives are, overall, consistent with the Company's philosophy of targeting the 75th percentile of the Comparison Group. With respect to an item of compensation of an executive, the term "75th percentile" means a level of compensation which is greater than the compensation of peer executives at 75% of the companies in a survey or selected group of companies.

Annual Incentive Compensation

    All of the Company's officers have a significant portion of their total compensation at risk through annual incentive opportunities that are linked to key financial and operational objectives for the Company on a consolidated basis. The objective of this policy is to focus the Named Executives on the attainment of objectives that the Committee believes are primary determinants of share price over time. While the Committee has discretion to consider other factors (including operating income growth, sales growth and total shareholder return), the primary basis for determining awards is earnings per share growth. Actual awards are proportionately decreased or increased on the basis of the Company's earnings per share growth compared to target, subject to maximum award amounts. Target award levels are set at approximately the 75th percentile of the Comparison Group. Payments are generally made in cash and are subject to the discretion of the Committee.

    In the first quarter of 1995, the Committee selected semi-annual and annual performance goals for 1995. Annual incentive awards earned for 1995 performance were significantly above target for the Named Executives because the Company's earnings per share growth of 19% exceeded 1995 targeted levels of growth in earnings per share. No corporate performance criterion or factor other than earnings per share growth was considered for 1995.

Long-Term Incentive Compensation

    In recent years, the Committee has placed significant emphasis on stock-based compensation for officers. Specifically, four of the Named Executives in 1993 received grants of stock options under the 1993 Long-Term Incentive Stock Option Plan. This program provided for stock options to vest at the earlier of 13 years after the date of grant or when the price of the company's stock reached pre-determined hurdles (with the minimum hurdle being a requirement that the stock price nearly double for vesting to be accelerated) or upon the occurrence of certain other events.

    Because of the strong focus on stock-based pay for the Named Executives in this program, the Committee made no 1995 stock-based pay awards to officers who had originally participated in the 1993 plan at the time of its inception. Rather, the Committee provided one-time, long-term cash performance awards to those current Named Executives who had participated in the original 1993 stock option program. The size of each award was equal to the 75th percentile of annual grant levels of a national executive compensation survey of long-term incentive practices of 376 companies of various sizes in various industries (the "Survey Group"). There is no attempt to tie together the performance graph companies and the Survey Group, although there is overlap between the groups. In determining the size of the 1995 award, the Committee did not consider restricted stock grants made in prior years or the number and value of stock options held by such executives. The awards were structured to vest based upon the Company's earnings per share growth, and approximately 48% of the awards were vested based on such growth in 1995.

    As in past years, the Committee provided 1995 grants of long-term restricted stock to officers who were not named executives in the 1994 proxy (including Mr. Pullins who is a Named Executive for 1995). These grants vest 100% at the end of 8 years, regardless of performance; provided, however, that vesting will be accelerated if certain events occur or if certain specified earnings per share targets are achieved. Tax gross-up payments will be made as these grants vest. These grants were targeted at the 75th percentile (including the effect of tax gross-ups) of annual grant levels of the Survey Group. In determining the size of the 1995 grants, the Committee did not consider restricted stock grants made in prior years or the number and value of stock options held by such officers.

    Additionally, in order to ensure alignment between senior Named Executives, other executives, and shareholders' interests, the Committee made one-time awards of stock option grants in 1995 to 16 executives who were not Named Executives at the end of 1994 (including Mr. Pullins who is a Named Executive for 1995). The structure of this program is generally the same as the stock option program created in 1993. These grants were made on a discretionary basis and were not made considering market practice of other companies or the number and value of stock options or restricted stock held by such officers; instead, the grants are intended to provide an extraordinary incentive to produce outstanding stock price performance.

    The Committee has also adopted, subject to shareholder approval, the 1996 Incentive Plan. This plan provides for grants of various types of stock and cash incentives and is intended to consolidate the shares available for future stock-based compensation awards into one plan. The plan is also designed to enable the Company to attract, motivate, and retain key executive talent. A total of six million shares are authorized for use under the plan. Upon shareholder approval of the new 1996 plan, no future grants under any other outstanding Company employee stock option and restricted stock plans would be allowed (although grants under the 1995 Stock Plan for Non-Employee Directors will continue). For additional information, see "Proposal to Approve the 1996 Incentive Plan."

1995 Chief Executive Officer Pay

    As described above, the Company manages its pay for all executives, including the Chief Executive Officer ("CEO"), considering both a pay-for-performance philosophy and market rates of compensation for each executive position. Specific actions taken by the Committee regarding the CEO's compensation are summarized below.

Base Salary

    In 1995, Mr. R. L. Waltrip's salary was increased from $753,500 to $776,000, a 3 percent increase. This base salary is consistent with the Company's philosophy of targeting the 75th percentile of the Comparison Group. Mr. Waltrip's base salary increase was determined on the same basis as salary increases for other officers.

Annual Incentive Compensation

    The annual incentive earned by the CEO for 1995 performance was $1,919,400, which was paid in cash. This annual incentive was calculated using a performance/payout formula with earnings per share growth as the sole corporate performance measure. The actual annual incentive award was above target since the Company's earnings per share performance was well above target. While the Committee had discretionary authority to consider other factors, the Committee concluded the CEO's individual performance was at the same level as the Company's earnings per share growth performance, so no adjustment to the annual incentive calculation was made by the Committee.

Long-Term Incentive Compensation

    In 1995, the CEO received a long-term cash performance award of $1,435,000, which was determined on the same basis as such awards for other Named Executives. Based on 1995 earnings per share growth, $694,700 of the award was vested for 1995.

Limitation of Tax Deduction for Executive Compensation

    OBRA prevents publicly traded companies from receiving a tax deduction on compensation paid to named executive officers in excess of $1 million annually, effective for compensation paid after 1993. Although the Committee has not adopted a policy relating to OBRA, the Committee believes that there will be little if any impact from this limitation to the Company in 1996 due to various exceptions to the $1 million limitation.

    The Committee has adopted, subject to shareholder approval, the 1996 Incentive Plan which authorizes 6,000,000 shares of the Company's common stock to be granted to key employees as stock options, restricted stock, other stock-based pay and which allows cash awards to be granted based upon the achievement of specific performance measures to be determined each performance period by the Committee. For additional information, see "Proposal to Approve the 1996 Incentive Plan."

    The Company believes that the proposed 1996 Incentive Plan qualifies for an exception to the $1 million limit. The Committee believes that the Company's other 1996 compensation programs will either qualify for exceptions to the $1 million limit or that in the aggregate such amounts of compensation will not significantly exceed $1 million for each Named Executive.

                                                         Compensation Committee:
                                                    E.H. Thornton, Jr., Chairman
                                                                  James H. Greer
                                                              John W. Mecom, Jr.

CERTAIN INFORMATION WITH RESPECT
TO OFFICERS AND DIRECTORS

CASH COMPENSATION

    The following table sets forth information for the three years ended December 31, 1995 with respect to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The determination as to which executive officers were most highly compensated was made with reference to the amounts required to be disclosed under the "Salary" and "Bonus" columns in the table.

SUMMARY COMPENSATION TABLE
- --------------------------------------------------------------------------------------------------------------------------
                                                                               LONG-TERM COMPENSATION
                                                ANNUAL                  ------------------------------------
                                             COMPENSATION                         AWARDS           PAYOUTS
                                  --------------------------------------------------------------------------
NAME AND                                                      OTHER       RESTRICTED              LONG-TERM       ALL
PRINCIPAL                                                    ANNUAL         STOCK       STOCK     INCENTIVE      OTHER
POSITION                   YEAR     SALARY       BONUS       COMPEN-       AWARD(S)    OPTIONS     PAYOUTS      COMPEN-
                                     (1)                   SATION (2)        (3)                               SATION (4)
- --------------------------------------------------------------------------------------------------------------------------
R. L. Waltrip               1995   $821,750   $1,919,400   $  713,312     $        0           0   $694,700    $  78,580
Chairman and                1994    794,500    1,250,100    1,105,555              0     175,000          0       78,410
Chief Executive Officer     1993    759,500      882,000      775,663      4,239,432   1,595,000          0      128,418

- --------------------------------------------------------------------------------------------------------------------------

L. William Heiligbrodt      1995    551,500    1,095,600      470,513              0           0    413,900          787
President and               1994    531,250      761,400      855,043              0     135,000          0          739
Chief Operating Officer     1993    504,500      522,500      579,599      2,571,218     985,000          0          322

- --------------------------------------------------------------------------------------------------------------------------

W. Blair Waltrip            1995    387,277      629,900      271,447              0           0    220,300          830
Executive Vice President    1994    372,827      450,900      399,192              0     130,000          0          830
Operations                  1993    349,500      315,000      263,436      1,478,693     585,000          0          383

- --------------------------------------------------------------------------------------------------------------------------

John W. Morrow, Jr.         1995    301,500      489,700      197,961              0           0    196,100        1,481
Executive Vice President    1994    293,500      360,000      324,722              0      35,000          0        1,360
Corporate Development       1993    282,500      261,000      219,059      1,311,743     475,000          0          599

- --------------------------------------------------------------------------------------------------------------------------

Jerald L. Pullins           1995    290,000      436,500       95,800        170,625     200,000          0          735
Executive Vice President,   1994    260,000      284,900       66,758         94,281      20,000          0          639
European Operations         1993    240,000       85,000       33,708        112,060           0          0          291
- --------------------------------------------------------------------------------------------------------------------------

(1) Salary includes director fees, including for 1995 director fees of $57,000 each for Mr. R. L. Waltrip and Mr. Heiligbrodt and $59,277 for Mr. W. Blair Waltrip.

(2) Figures include tax gross-up payments on restricted stock award vestings which are taken into consideration when determining the total value of each award. Figures also include other executive perquisites and benefits, including, for 1995, $22,557 for use of a car, $36,518 for use of aircraft and $187,447 for Interest Reimbursement (defined below) for Mr. R. L. Waltrip; $13,074 for use of a car, $28,811 for use of aircraft, $16,499 for tax and financial planning services and $110,263 for Interest Reimbursement for Mr. Heiligbrodt; $11,410 for use of a car, $19,866 for use of aircraft, $4,650 for tax and financial planning services and $66,158 for Interest Reimbursement for Mr. W. Blair Waltrip; $12,824 for use of a car, $12,000 for tax and financial planning services and $57,888 for Interest Reimbursement for Mr. Morrow; and $10,278 for use of a car, $5,766 for use of aircraft and $9,000 for tax and financial planning services for Mr. Pullins. "Interest Reimbursement" means a payment to the individual as reimbursement of interest paid by him on the loan from the Company described in the sixth paragraph under "Certain Transactions," together with a related tax gross-up payment.

(3) At December 31, 1995, the number and value of restricted stock holdings not vested of the listed executives were as follows:

             ---------------------------------------------------
                                        SHARES             VALUE
             ---------------------------------------------------
             R. L. Waltrip              13,235          $582,340
             ---------------------------------------------------
             L. William Heiligbrodt      8,050           354,200
             ---------------------------------------------------
             W. Blair Waltrip            4,644           204,336
             ---------------------------------------------------
             John W. Morrow, Jr.         4,102           180,488
             ---------------------------------------------------
             Jerald L. Pullins           8,379           368,676
             ---------------------------------------------------

Dividends are paid on the restricted shares.

(4) Consists of the following for 1995: $76,467 for split dollar life insurance and $2,113 for term life insurance for Mr. R. L. Waltrip; $787 for term life insurance for Mr. Heiligbrodt; $830 for term life insurance for Mr.
W. Blair Waltrip; $1,481 for term life insurance for Mr. Morrow; and $735 for term life insurance for Mr. Pullins.

STOCK OPTIONS
Option Grants in 1995

- --------------------------------------------------------------------------------------------------------------
                                    NUMBER OF      % OF TOTAL                                            GRANT
                                   SCI SHARES         OPTIONS                                             DATE
                                   UNDERLYING      GRANTED TO        EXERCISE                          PRESENT
                       GRANT          OPTIONS       EMPLOYEES           PRICE      EXPIRATION            VALUE
                        DATE          GRANTED         IN 1995       PER SHARE            DATE         (U.S. $)
                                          (1)                             (2)             (3)              (4)
- --------------------------------------------------------------------------------------------------------------
Jerald L. Pullins   08/08/95          121,495            8.6%        $33.6875        08/08/09       $1,495,532
                    08/08/95           78,505            5.6%        $33.6875        08/08/05         $829,623
- --------------------------------------------------------------------------------------------------------------

(1) The stock options which expire on August 8, 2009 will vest upon the occurrence of certain events, including vesting at 13 years after the date of the grant, or earlier if the Common Stock and earnings per share meet certain targeted levels during the first 4 years from the date of the grant. If the fair market value of the Common Stock exceeds or equals $50 per share or $60 per share for 20 consecutive days prior to November 10, 1997, or if the stock targets are achieved between November 10, 1997 and August 8, 1999 and an earnings per share growth criterion for 1998 is met, then 50% of the stock options or 100% of the stock options, as the case may be, will vest on August 8, 1999. The stock options which expire on August 8, 2005 will vest 9 years after the date of the grant, or earlier if the Common Stock meets certain targeted levels prior to November 10, 1997. If the fair market value of the Common Stock exceeds or equals $50 share or $60 share for 20 consecutive days prior to November 10, 1997, 50% of the stock options or 100% of the stock options, as the case may be, will vest on November 10, 1997. Each option will also fully vest upon a change of control (as defined in the plans) of the Company.

(2) The exercise price for both grants is the average market price at the date of grant.

(3) The expiration date for the first grant is 14 years from the date of the grant. The expiration date for the second grant is 10 years from the date of the grant.

(4) The present value of options is based on a present value model known as the "Black-Scholes option pricing model" to arrive at the values shown. The choice of such valuation method does not reflect any belief by SCI's management that such method, or any other valuation method, can accurately assign a value to an option at the grant date. The assumptions used for valuing the grants are: volatility rate 19.18%; annual dividend yield of 1.91%; risk free interest rate of 6.93% for the 14 year grants and 6.64% for the 10 year grants; and adjustment for risk of forfeiture 3% per year for four years.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 1995 OPTION VALUES
- --------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF SHARES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                               SHARES                           OPTIONS AT               DECEMBER 31, 1995
                             ACQUIRED         VALUE         DECEMBER 31, 1995             (U.S. DOLLARS)
NAME                      ON EXERCISE  REALIZED ($)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE UNEXERCISABLE
                                  (1)                         (2)            (3)            (2)           (3)
- --------------------------------------------------------------------------------------------------------------
R. L. Waltrip                 172,000    $2,941,376        47,000      1,620,000       $739,250   $29,040,000
- --------------------------------------------------------------------------------------------------------------
L. William Heiligbrodt        139,000     1,132,933        35,500      1,000,000        586,375    17,875,000
- --------------------------------------------------------------------------------------------------------------
W. Blair Waltrip              150,000     1,151,333        27,167        583,333        496,792    10,395,833
- --------------------------------------------------------------------------------------------------------------
John W. Morrow, Jr.             9,000       209,619        11,667        498,333        125,417     8,919,583
- --------------------------------------------------------------------------------------------------------------
Jerald L. Pullins                   0             0         6,667        213,333         71,667     2,205,833
- --------------------------------------------------------------------------------------------------------------

(1) Shares acquired include 12,000 shares of SCI common stock and 160,000 shares of SCIC common stock for Mr. R. L. Waltrip; 9,000 shares of SCI common stock and 130,000 shares of SCIC common stock for Mr. Heiligbrodt; 150,000 shares of SCIC common stock for Mr. W. B. Waltrip; and 9,000 shares of SCI common stock for Mr. Morrow. "SCIC" refers to Service Corporation International (Canada) Limited, a Canadian company and a subsidiary which was 31% publicly owned until September 1995, at which time the 31% publicly owned interest was
acquired by the   Company.

(2) The amounts in the table include exercisable options to acquire shares of common stock of Equity Corporation International ("ECI"), a public company that is approximately 40% owned by the Company, as follows:

R. L. Waltrip - 35,000 shares valued at $376,250 at December 31, 1995.

L. William Heiligbrodt - 25,000 shares valued at $268,750 at December 31, 1995.

W. Blair Waltrip - 16,667 shares valued at $179,167 at December 31, 1995.

John W. Morrow, Jr. - 11,667 shares valued at $125,417 at December 31, 1995.

Jerald L. Pullins - 6,667 shares valued at $71,667 at December 31, 1995.

(3) The amounts in the table include unexercisable options as follows:

R. L. Waltrip - 70,000 shares of ECI valued at $752,500 at December 31, 1995.

L. William Heiligbrodt - 50,000 shares of ECI valued at $537,500 on December 31, 1995.

W. Blair Waltrip - 33,333 shares of ECI valued at $358,333 at December 31,
  1995.

John W. Morrow, Jr. - 23,333 shares of ECI valued at $250,833 at December 31,
  1995.

Jerald L. Pullins - 13,333 shares of ECI valued at $143,333 at December 31,
  1995.

LONG-TERM INCENTIVE PLAN

    The following table shows information regarding Cash Performance Units ("Units") awarded to the Named Executives under the 1995 Long Term Cash Performance Plan during the fiscal year ended December 31, 1995. The Units were scheduled to vest based on the growth of the Company's primary earnings per share over the prior year's primary earnings per share. Any Units not vested by the third anniversary of the grant were scheduled to be automatically forfeited. Based on 1995 earnings per share growth, approximately 48% of the Units were vested for 1995.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
- --------------------------------------------------------------------------------------------------------------
                                                                               ESTIMATED FUTURE PAYOUTS
                                                     PERFORMANCE OR                UNDER NON-STOCK
                                     NUMBER OF     OTHER PERIOD UNTIL             PRICE-BASED PLANS
                                 SHARES, UNITS OR    MATURATION OR    ----------------------------------------
NAME                               OTHER RIGHTS          PAYOUT       THRESHOLD ($)  TARGET ($)*   MAXIMUM ($)
- --------------------------------------------------------------------------------------------------------------
R. L. Waltrip                       1,435,000       3 years maximum     $430,500      $923,710      $1,435,000
- --------------------------------------------------------------------------------------------------------------
L. William Heiligbrodt                855,000       3 years maximum      256,500       550,364         855,000
- --------------------------------------------------------------------------------------------------------------
W. Blair Waltrip                      455,000       3 years maximum      136,500       292,884         455,000
- --------------------------------------------------------------------------------------------------------------
John W. Morrow, Jr.                   405,000       3 years maximum      121,500       260,699         405,000
- --------------------------------------------------------------------------------------------------------------

* A Target level was not designated in the plan; the Target payouts indicated above assume that the primary earnings per share growth in 1995 would be equal to such growth in 1994.

RETIREMENT PLANS

Cash Balance Plan

    The SCI Cash Balance Plan is a defined benefit plan. Each participant in the plan has an account, which will be credited, each year that a participant qualifies, with a Company contribution (based on annual compensation and years of benefit service) and interest. The chart below is the percentage applied to total compensation for determining the Company contribution for each participant.

             ----------------------------------------------------
                                                    PERCENTAGE OF
             YEARS OF BENEFIT SERVICE                COMPENSATION
             ----------------------------------------------------
             Less than six years                             5.5%
             ----------------------------------------------------
             Six to ten years                                6.5%
             ----------------------------------------------------
             Eleven or more years                            8.0%
             ----------------------------------------------------

    The maximum compensation used in computing benefits under the SCI Cash Balance Plan for 1995 was limited to $150,000.

    For the period January 1, 1995 to December 31, 1995, interest for each account was credited at the annual rate of 5.5%.

Estimated Annual Benefits Payable at Age 65


             ----------------------------------------------------
             Name                                  Annual Benefit
             ----------------------------------------------------
             R. L. Waltrip                               $118,852
             ----------------------------------------------------
             L. William Heiligbrodt                       $19,254
             ----------------------------------------------------
             W. Blair Waltrip                             $88,341
             ----------------------------------------------------
             John W. Morrow, Jr.                          $13,116
             ----------------------------------------------------
             Jerald L. Pullins                            $21,617
             ----------------------------------------------------

    Normal Retirement Age is defined in the SCI Cash Balance Plan as (1) the date upon which a member attains age 65 or (2) in the case of an employee who becomes a member of the SCI Cash Balance Plan after the age of 60, it will be the fifth anniversary of the date that such member became a participant.

    The predecessor plan, the SCI Pension Plan, was restated and renamed the SCI Cash Balance Plan effective October 1, 1993. The SCI Pension Plan, a defined benefit plan, assumed employment continued to a normal retirement date of age
65. The annuity provided by the SCI Pension Plan, payable for life with 120 monthly payments certain, would provide a monthly benefit computed as follows:
40% of final average monthly compensation for the highest five consecutive years multiplied by a fraction of which the numerator is the years of benefit service (not to exceed 30) and the denominator is 30.

    Employees at least age 60 years old with 10 years of benefit service on September 30, 1993 will receive the greater of the benefit they would have earned under the SCI Pension Plan or the benefit earned under the SCI Cash Balance Plan.

    The credited years of service under the SCI Cash Balance Plan as of December 31, 1995, for the following named individuals are set opposite their names: R. L. Waltrip (39), L. William Heiligbrodt (8), W. Blair Waltrip (18), John W. Morrow, Jr. (6) and Jerald L. Pullins (13). Base salary and bonus payments are covered by the SCI Cash Balance Plan; however, with respect to the persons listed in the Summary Compensation Table, their compensation covered by the SCI Cash Balance Plan is limited to $150,00 for 1995.

Supplemental Executive Retirement Plan
for Senior Officers

    The Supplemental Executive Retirement Plan for Senior Officers ("SERP for Senior Officers") is a non-qualified deferred compensation plan which covered officers and subsidiary operating presidents on December 31, 1995, including the individuals listed in the Summary Compensation Table. Benefits under the SERP for Senior Officers do not consist of compensation deferred at the election of participants. Benefits for individuals listed in the Summary Compensation Table are computed in the table set forth below based upon years of benefit service credited under the SCI Cash Balance Plan and annual cost-of-living adjustments. Such benefits will be in addition to SCI Cash Balance Plan benefits.

    Benefit payments will be made in the form of 180 monthly installments commencing at the later of severance of employment or the attainment of age fifty-five. Prior to retirement, if a participant dies or in the event of a change of control (as defined in the SERP for Senior Officers) of the Company, the Company will promptly pay to each beneficiary or participant a lump sum equal to the present value of the benefit that the participant would have been entitled to if he had continued to accrue benefit service from the date of death or the date of the change of control to the date of his 65th birthday. The SERP for Senior Officers was amended in 1994 to allow participants to begin receiving reduced monthly installments while still an active employee (1) on January 1, 1995, if the participant was age 60 or older on November 9, 1994, or
(2) on the later of January 1, 1996 or attainment of age 60 if the participant was less than age 60 on November 9, 1994 and if the participant provides a written election to the Company one year prior to commencement of payments. Such installments will be reduced for early commencement to reasonably reflect the time value of money. Mr. R. L. Waltrip elected to receive reduced monthly installments beginning January 1, 1995. The amendment also permits a participant to receive a lump sum payment of an actuarially reduced benefit on the participant's retirement if the election is made not less than 12 months prior to the retirement date.

ANNUAL BENEFITS UNDER SERP FOR SENIOR OFFICERS
- --------------------------------------------------------------------------------------------------------------
                                                           YEARS OF SERVICE
                                                                                                MORE THAN
                               5 - 10          10 - 15          15 - 20          20 - 25               25
- --------------------------------------------------------------------------------------------------------------
Robert L. Waltrip           $     N/A        $     N/A        $     N/A        $     N/A        1,040,664 (1)
- --------------------------------------------------------------------------------------------------------------
L. William Heiligbrodt        333,735          556,225          667,469          778,714          889,959
- --------------------------------------------------------------------------------------------------------------
W. Blair Waltrip              194,679          305,923          389,357          472,791          556,225
- --------------------------------------------------------------------------------------------------------------
John W. Morrow, Jr.           166,867          278,112          333,735          389,357          444,980
- --------------------------------------------------------------------------------------------------------------
Jerald L. Pullins                  --          184,500          184,500          184,500          184,500
- --------------------------------------------------------------------------------------------------------------

(1) This is Mr. R. L. Waltrip's actual annual benefit which, pursuant to his election, is being paid in the form of monthly installments beginning January 1, 1995.

EXECUTIVE EMPLOYMENT AGREEMENTS

    The Company has executive employment agreements with its executive officers, including Messrs. R. L. Waltrip, Heiligbrodt, W. Blair Waltrip, Morrow and Pullins. The agreements have an initial term of five years for Mr.
R. L. Waltrip, four years for Mr. Heiligbrodt and three years for each of Messrs. W. Blair Waltrip, Morrow and Pullins. Upon annual authorization by the Board of Directors, the terms are extended for an additional year unless notice of non-renewal is given by either party. If such notice is given by the Company or if the Board of Directors does not authorize renewal, the employment period is extended so as to terminate the same number of years after the date of such notice as the original term of the agreement. The agreements provide for base salaries, which may be increased by the Board of Directors, and the right to participate in bonus and other compensation and benefit arrangements. As of March 22, 1996, the base salaries for Messrs. R. L. Waltrip, Heiligbrodt,
W. Blair Waltrip, Morrow and Pullins were $776,000, $502,000, $333,000, $306,000 and $300,000, respectively.

    In the event of termination of employment due to disability or death, the executive or his estate will be entitled to receive any accrued and unpaid salary or other compensation, a pro rata portion (based on the portion of the year elapsed at the date of termination) of the highest bonus the executive received in the preceding three years and continuation of welfare plan benefits. If an executive is terminated without cause, he will be entitled to continuation of compensation and certain other benefits for the remaining term of his employment agreement. In the event of a change of control (as defined in the agreements) of the Company, the executive will be entitled to terminate his employment for certain specified reasons generally relating to a failure by the Company to honor the terms of the employment agreement ("Good Reason"), or without any reason during the 30-day period beginning one year after the change of control (the "Window Period"), and receive a lump-sum payment equal to (a) any accrued and unpaid salary or other compensation plus (b) a pro rata portion (based on the portion of the year elapsed at the date of termination) of the highest bonus the executive received in the preceding three years plus (c) a multiple (equal to the number of years in the initial term) of both the executive's base salary and his highest recent bonus.

    Upon termination of his employment, each executive will be subject, at the Company's option, to a non-competition obligation for a period equal to the number of years in the executive's initial term (except for Mr. R. L. Waltrip, whose 10-year non-competition obligation is described below). If the Company elects to have the non-competition provisions apply, during the non-competition period the Company will make payments to the executive (other than Mr. R. L. Waltrip) at a rate equal to his base salary at the time of termination, unless such termination was for cause or if the executive terminates his employment other than for Good Reason or during the Window Period, in which case the executive will be bound by the non-competition provisions without the Company making the corresponding payments. Any payments relating to the non-competition provisions (except the payment already made to Mr. R. L. Waltrip as described below) will be reduced to the extent the executive has received a lump-sum payment in lieu of salary and bonus after termination of employment.

    Each executive employment agreement contains provisions giving the Company full ownership of any intellectual property developed by the executive in the course of his employment, imposing an obligation of confidentiality on the executive with respect to the Company's proprietary information and prohibiting certain actions by the executive (whether or not the Company elects to have the non-competition provisions described in the preceding paragraph apply) that could be harmful to the Company after termination of the executive's employment.

    If any payments under the executive employment agreement or under the benefit plans of the Company (including the Amended 1987 Stock Plan, the SERP for Senior Officers, the 1993 Long-Term Incentive Stock Option Plan, the 1995 Incentive Equity Plan and the proposed 1996 Incentive Plan) would subject the executive to any excise tax under the Internal Revenue Code, the executive will also be entitled to receive an additional payment in an amount such that, after the payment of all taxes (income and excise), the executive will be in the same after-tax position as if no excise tax had been imposed.

    The Company's employment agreement with Mr. R. L. Waltrip provides for a 10-year non-competition period applicable to Mr. Waltrip beginning on the date of his retirement. This provision was incorporated into the November 1991 employment agreement from an earlier employment agreement that was terminated in November 1991. In connection with such termination, Mr. Waltrip received a payment of the present value of amounts that would have become payable under the earlier employment agreement during the non-competition period. Mr. Waltrip's current employment agreement does not provide for any further payment in consideration for Mr. Waltrip's covenant not to compete.

OTHER COMPENSATION

    In 1995, the Company had agreements with all executive officers and certain former officers to provide payments to their estates in the event of death. Under the agreements, the payments, when paid, would be taxable and would amount to $2,777,778 for Mr. R. L. Waltrip, $2,083,333 for Mr. Heiligbrodt, $1,388,888 for each of Messrs. W. Blair Waltrip and Morrow, and $1,041,667 for Mr. Pullins. The benefit amount under each of these agreements was payable in full immediately in the event of death while the officer is employed. After termination of employment, the death benefit would remain payable to the extent it had vested. The death benefit would vest at the rate, whichever is greater, of (i) 100% vesting upon attainment of Executive Vice President level or higher and five years of SCI Cash Balance Plan vesting service, or (ii) 30% after three years of service as an officer and 10% per year thereafter.

    In December 1995, the Named Executives and certain other officers signed waivers which terminated the agreements discussed in the preceding paragraph. These officers now participate in the Split Dollar Life Insurance Plan, under which they are owners of life insurance policies providing death benefits to the Named Executives as follows: $2,000,000 for Mr. R. L. Waltrip; $1,500,000 for Mr. Heiligbrodt; and $1,000,000 each for Messrs. W. Blair Waltrip, Mr. Morrow and Mr. Pullins. SCI advances the annual premium on each policy, with the executive paying income tax on the term cost of the death benefit. Each executive collaterally assigned an interest in the policy to SCI in an amount equal to its cumulative premiums paid. SCI will recover its cumulative premiums paid at the earlier of 15 years or death.

DIRECTOR COMPENSATION

    The current rates of directors' and committee fees are $5,250 quarterly plus $6,000 for each meeting of the Board attended (payable to all directors), and $1,500 for each committee meeting attended (payable to non-employee directors only). Each year, the Company provides each director the opportunity to defer his director fees pursuant to a deferred compensation agreement. The agreements allow the directors to specify the percentage of fees to be deferred and the date(s) for the payout of such fees. The Company maintains a bookkeeping account for any deferred fees and credits the account quarterly with interest at a rate which is one-half percentage point lower than the Company's quarterly bank borrowing rate.

    In addition, directors or directors emeritus who are not employees of the Company or its subsidiaries automatically receive yearly awards of restricted Common Stock through 2000 pursuant to the 1995 Stock Plan For Non-Employee Directors. Each award will be made on the second Thursday of May for an amount of 1,500 shares. Each award will have a restriction period which will lapse on the second Thursday in May of the year following the year the award is granted. If the director terminates service as a director for any reason other than disability or death prior to the lapse of the restriction period, the restricted shares shall be forfeited. The restrictions shall lapse upon the occurrence of death or total and permanent disability of the director or upon a change of control (as defined in the plan) of the Company. While the restrictions are in effect, the shares cannot be sold, pledged or transferred. Except for the restrictions described above, a participant in the Plan who has been awarded shares of restricted Common Stock has all the rights of a holder of Common Stock, including the right to receive dividends paid on such shares and the right to vote such shares. In 1995, each of the eleven directors and the director emeritus who were not employees received an award of 1,500 shares under the plan.

    In 1992, the Company adopted the Retirement Plan for Non-Employee Directors. Under this plan, each of the directors who are not employees of the Company, including the Director Emeritus, was designated as a plan participant and will be entitled to receive annual retirement benefits of $42,500 for ten years, subject to a vesting schedule. The retirement benefits will vest in 25% increments at the end of five years, eight years, eleven years and fifteen years of credited service, except that the benefits will automatically vest 100% in the event of death while a director or in the event of a change in control (as defined in the plan) of the Company.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

    In 1995, the members of the Compensation Committee of the Board of Directors of the Company were Messrs. James H. Greer, John W. Mecom, Jr. and
E. H. Thornton, Jr. No member of the Compensation Committee was, during 1995, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company.

CERTAIN TRANSACTIONS

    In August 1989, the Company acquired from J. W. Morrow Investment Company its funeral home businesses located in Henderson, Texas and Charlotte, North Carolina. John W. Morrow, Jr. was the primary shareholder of J. W. Morrow Investment Company and was elected Executive Vice President of the Company in August 1989. Mr. Morrow is currently the Executive Vice President Corporate Development of the Company. In the August 1989 transaction, Mr. Morrow received shares of Common Stock of the Company as his share of the acquisition price and, in addition, entered a ten-year Agreement-Not-To-Compete with the Company. Under the Agreement-Not-To-Compete, Mr. Morrow received a cash payment and monthly payments scheduled to continue for a total of 96 months, which monthly payments totaled $152,000 in 1995. Each of Mr. Morrow's adult children entered a ten year Agreement-Not-To-Compete under which the Company is obligated to make monthly payments for the term of such agreements. The Company paid $36,000 in 1995 under the children's agreements.

    In 1995, the Company provided compensation of $319,700 and granted 2,100 shares of restricted stock of the Company and an option to acquire 40,000 shares of SCI Common Stock to T. Craig Benson, son-in-law of R. L. Waltrip, in his capacity as a Vice President of the Company. From SCIC, Mr. Benson received director's fees of $2,277. From ECI, Mr. Benson received director's fees of $5,750.

    In 1995, the Company paid $57,000 cash remuneration and awarded 1,500 restricted shares of Common Stock of the Company to Wanda A. McGee, mother of
R. L. Waltrip, in her Loans from Provident capacity as Director Emeritus of the Company. Pursuant to a resolution adopted by the Board in 1983, Ms. McGee is entitled as Director Emeritus to receive such fees and other emoluments as may be paid or awarded to directors of the Company.

    Provident Services, Inc. and its subsidiaries ("Provident") provide various types of financing in the funeral and cemetery industry, including loans to certain employees and directors of the Company. Provident Services, Inc. is a subsidiary of the Company. During 1995, Provident had outstanding loans of $60,000 or more to officers and directors (see the table on the following page). All such loans are secured and contain terms which, in the opinion of management, are as favorable to Provident as could have been negotiated with any third party.

    In addition, Provident leased vehicles in 1995 to companies owned by Mr. R.
L. Waltrip and received rentals aggregating $43,381. Provident also leased vehicles to a company owned by Mr. Heiligbrodt and received rentals aggregating $45,214. All of the leases were entered at market rates and contain terms which, in the opinion of management, are as favorable to Provident as could have been negotiated with any third party.

    In connection with grants of restricted stock under the Amended 1987 Stock Plan on August 10, 1993, the Company on August 19, 1993 made loans of $1,700,000 to Mr. R. L. Waltrip, $1,000,000 to Mr. Heiligbrodt, $600,000 to Mr.
W. Blair Waltrip, $525,000 to Mr. Morrow and $525,000 to Samuel W. Rizzo, former Executive Vice President Chief Financial Officer/Treasurer. The loans were made to enable such officers to pay the estimated federal income taxes resulting from their receipt of the August 10, 1993 restricted stock grants. Each of the loans remained outstanding in 1995, is due August 10, 2003 and bears interest at 6-1/2% per annum, which interest is reimbursed (together with a tax gross-up payment) by the Company. In October 1995, Mr. Rizzo paid off his $525,000 loan in full.

    In 1995, the Securities and Exchange Commission concluded its informal investigation which had begun in 1993 with respect to the disclosure by the Company relating to its change of accountants in its Current Report on Form 8-K, as amended, filed in April 1993. In connection with the informal

LOANS FROM PROVIDENT
- -----------------------------------------------------------------------------------------------------------------------
                                      LARGEST                LOAN
                                         LOAN          BALANCE AT
                                   BALANCE IN            DEC. 31,          INTEREST
NAME                                     1995                1995              RATE                     NATURE OF LOAN
- -----------------------------------------------------------------------------------------------------------------------
Gregory L. Cauthen                $   196,148         $   185,693             7.10%                      Mortgage Loan
Vice President Treasurer
- -----------------------------------------------------------------------------------------------------------------------
Anthony L. Coelho                 $   548,852         $   509,398             7.20%                      Mortgage Loan
Director
- -----------------------------------------------------------------------------------------------------------------------
W. Mark Hamilton                  $   182,000         $   120,000             Prime                  Loan for Personal
Vice President Finance                                                                                             Use
European Operations
- -----------------------------------------------------------------------------------------------------------------------
L. William Heiligbrodt            $   124,192         $   123,022             7.45%                      Mortgage Loan
President and                         370,156             366,131             7.70%                      Mortgage Loan
Chief Operating Officer                98,014              96,951             7.60%                      Mortgage Loan
- -----------------------------------------------------------------------------------------------------------------------
Lowell A. Kirkpatrick, Jr.        $   318,739         $   314,667             6.50%                      Mortgage Loan
Vice President
Corporate Development
- -----------------------------------------------------------------------------------------------------------------------
Glenn G. McMillen                 $   240,000         $   238,669             7.60%                      Mortgage Loan
Senior Vice President                  13,500                   0             Prime              Loan for Personal Use
Operations
- -----------------------------------------------------------------------------------------------------------------------
Henry M. Nelly, III               $   116,910         $   110,044             9.10%                      Mortgage Loan
President of Provident                104,375             104,375             Prime     Loan to Exercise Stock Options
- -----------------------------------------------------------------------------------------------------------------------
Jerald L. Pullins                 $   250,000         $         0             Prime              Loan for Personal Use
Executive Vice President              419,762             356,881             9.20%                      Mortgage Loan
European Operations
- -----------------------------------------------------------------------------------------------------------------------
Samuel W. Rizzo                   $    95,600         $         0             6.95%                      Mortgage Loan
Former Executive Vice President
Chief Financial Officer/Treasurer
- -----------------------------------------------------------------------------------------------------------------------
Richard T. Sells                  $   250,807         $   238,571             7.80%                      Mortgage Loan
Senior Vice President                 130,000             130,000             Prime              Loan for Personal Use
Prearranged Sales
- -----------------------------------------------------------------------------------------------------------------------
Jack L. Stoner                    $   228,641         $   217,401             7.20%                      Mortgage Loan
Senior Vice President
Administration
- -----------------------------------------------------------------------------------------------------------------------

investigation, the Company, pursuant to authorization of the Board of Directors, indemnified Messrs. R. L. Waltrip, Heiligbrodt and Rizzo for cumulative expenses amounting to $83,477, $46,466, and $28,450, respectively, as of March 22, 1996. These expenses, which the Company had advanced, had been incurred by the individuals for separate legal counsel for such informal investigation.

    The Company acquired AMEDCO Inc. ("AMEDCO") in 1986. Prior to the acquisition, Mr. B. D. Hunter, a director of the Company, served as Chairman of the Board, President and Chief Executive Officer of AMEDCO. Immediately prior to the closing of the acquisition of AMEDCO by the Company, AMEDCO sold, among other things, its health care operations to Huntco Manufacturing, Inc. ("HMI"). HMI was a wholly-owned subsidiary of Huntco Acquisitions Holding, Inc. ("HAH"). All of the outstanding shares of capital stock of HAH are owned by a company which is owned approximately 41% by Mr. Hunter, 40% by Huntco Enterprises, Inc. ("HEI") and 19% by Huntco Farms, Inc. (of which Mr. Hunter owns 6% and HEI owns 82%). Mr. Hunter is a director of HEI, owns HEI preferred stock which gives him voting control of HEI and serves as co-trustee of irrevocable trusts which own approximately 85% of the common stock of HEI. The trusts are for the benefit of Mr. Hunter's adult children, and Mr. Hunter has the power to appoint a successor co-trustee. Mr. Hunter disclaims beneficial interest in the shares of stock owned by such trusts.

    In connection with the sale of AMEDCO's health care operations in 1986, the Company agreed to retain title to a tract of land and a manufacturing facility in Wright City, Missouri pending its sale. The property was encumbered by liens securing industrial revenue bonds. HMI assumed the liabilities under the industrial revenue bonds, the Company agreed to pay HMI any sales proceeds in excess of amounts necessary to discharge the bonds, and HMI agreed to indemnify the Company if the sales proceeds were insufficient to discharge the bonds. The property continued to be used in the health care operations of HMI and its successors, who assumed HMI's obligations to the Company relating to the property, although HMI remained liable. During 1995, HMI's successors fully paid the remaining principal balance of the bonds of $600,000.

    As a result of its acquisition of AMEDCO, the Company remained liable for the payment of a 1985 promissory note to a company controlled by Mr. Hunter. Such note accrued interest at an annual rate of 12%. During 1995, the Company paid off the note in full with payments of $321,621 in principal and $24,478 in interest.

    In September 1995, the Company acquired from the public the shares of SCIC not already owned by the Company. This transaction eliminated the approximate 31% minority interest ownership of SCIC held by the public and made SCIC a wholly owned subsidiary of the Company. In the transaction, approved by the board of directors of both companies and by the shareholders of SCIC (including a separate approval by a simple majority of SCIC's minority shareholders), the Company paid $22.75 Canadian Dollars ("CAD") per share of SCIC for an aggregate of approximately $62,578,000 US Dollars ("USD"). Mr. W. Blair Waltrip, Mr. James J. Gavin, Jr., a director of the Company, and a subsidiary of J. P. Morgan & Co. Incorporated ("Morgan") owned 20,000 shares, 10,000 shares and 1,010,334 shares of SCIC, respectively, all of which shares were acquired by SCIC in the transaction at the price of $22.75 CAD per share. In connection with and prior to the closing of the transaction, the Morgan subsidiary had purchased its 1,010,334 SCIC shares for $22.625 CAD per share from various officers, directors and employees of SCIC and SCI, including 160,000 shares, 130,000 shares, 150,000 shares, 15,000 shares, and 60,000 shares from Messrs.
R. L. Waltrip, Heiligbrodt, W. Blair Waltrip, Benson and Rizzo, respectively.

    The Company has entered transactions with various subsidiaries of Morgan, which holds more than 5% of the outstanding shares of Common Stock of the Company. In connection with the Company's acquisition of an Australian company in August 1993, the Company and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary paid $110,000,000 Australian Dollars ("AUD") in August 1993 to the Company and became obligated to pay the Company (i) $73,590,000 USD in December 2000 and (ii) a variable rate of interest on $73,590,000 USD that reprices to a floating LIBOR rate every six months. In the transaction, the Company paid $73,590,000 USD in August 1993 to the Morgan subsidiary and became obligated to pay the subsidiary (i) $110,000,000 AUD in December 2000 and (ii) a fixed rate of 7.235% on $66,000,000 AUD and a variable rate of interest on $44,000,000 AUD that reprices every six months to a Bank Bill rate. This transaction expires December 29, 2000. During 1995, the Company paid $8,459,958 AUD to the Morgan subsidiary and received $4,794,354 USD from the Morgan subsidiary under this transaction.

    In 1993, the Company and a Morgan subsidiary agreed to a swap transaction effective February 1994 with respect to a notional amount of $150,000,000 USD, which amount was reduced to $75,000,000 USD in 1994. Under the agreement, the Morgan subsidiary is obligated to pay the Company a fixed rate of 5.36% on the notional amount for five years and the Company is obligated to pay the Morgan subsidiary a variable rate that reprices to a LIBOR rate every six months. This transaction expires February 1, 1999. In 1995, the Company paid $4,558,203 USD to the Morgan subsidiary and received $4,020,000 USD from the subsidiary under this agreement.

    In connection with the Company's acquisition of a United Kingdom company in 1994, a Morgan subsidiary in September 1994 entered an agreement to loan to a subsidiary of the Company up to L.185,000,000 GBP. The largest loan balance outstanding in 1995 was L.165,000,000 British Pounds ("GBP"). The loan was guaranteed by the Company, bore interest calculated at a rate equal to United Kingdom pound sterling LIBOR plus 20 basis points and was scheduled to mature on August 30, 1995. In February 1995, the Company paid off the loan with proceeds obtained from the December 1994 public offerings and the January 1995 private offering discussed below.

    In the Company's public offering of debt and equity securities commenced in December 1994 and completed in January 1995, Morgan subsidiaries, among others, were underwriters. The Morgan subsidiaries received $6,291,546 in discounts or fees for services provided in the underwriting of the public offering.

    In December 1994, the Company and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary paid L.129,019,336 GBP to the Company in January 1995 and became obligated to pay the Company (i) $200,000,000 USD in December 2004 and (ii) a fixed rate of 8.488% on $200,000,000 USD. In the transaction, the Company paid $201,432,212 USD to the Morgan subsidiary in January 1995 and became obligated to pay the subsidiary
(i) L.128,139,416 GBP in December 2004 and (ii) a variable rate of interest on L.128,139,416 GBP that reprices to a pound sterling LIBOR rate plus

 .529% every six months. In September 1995, this swap was amended and, instead of the Company paying a variable rate of interest on L.128,139,416 GBP, the Company is obligated to pay a fixed rate of 8.549% on L.65,000,000 GBP and a variable rate of interest on L.63,139,416 GBP that reprices to a pound sterling LIBOR rate plus .529% every six months. This transaction expires December 15, 2004. Exclusive of the amounts paid and received in January 1995, the Company in 1995 paid L.9,508,784 GBP to the Morgan subsidiary and received $17,070,311 USD from the Morgan subsidiary under this transaction.

    Additionally in December 1994, the Company and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary paid L.10,769,509 GBP to the Company in January 1995 and became obligated to pay the Company (i) $72,500,000 USD in December 2004 and (ii) a fixed rate of 7.973% on $72,500,000
USD. In the transaction, the Company paid $17,467,577 USD to the Morgan subsidiary in January 1995 and became obligated to pay the subsidiary (i) L.46,450,538 GBP in December 2004 and (ii) a variable rate of interest on L.46,450,538 GBP that reprices to a pound sterling LIBOR rate every six months. This transaction expires December 15, 2004. Exclusive of the amounts paid and received in January 1995, the Company in 1995 paid L.3,056,271 GBP to the Morgan subsidiary and received $5,812,538 USD from the Morgan subsidiary under this transaction.

    In January 1995, the Company completed a private offering of $199,011,000 of 8.72% fixed rate, seven year amortizing notes issued by a Company subsidiary and guaranteed by the Company. A Morgan subsidiary, acting as underwriter, received from the Company a combined management and underwriting commission and an arrangement fee totaling $3,500,000. In connection with the offering, the Company and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary paid L.127,712,273 GBP to the Company in January 1995 and became obligated to pay the Company $19,290,647 every six months. In the transaction, the Company paid $199,010,865 USD to the Morgan subsidiary in January 1995 and became obligated to pay the subsidiary (i) L.10,202,500 GBP every six months, (ii) scheduled amounts every six months, which amounts vary from L.1,319,735 GBP due July 27, 1995 to L.2,433,361 GBP due January 2002, and
(iii) a variable rate of interest that reprices to a pound sterling LIBOR rate every six months, plus a spread of 0.685%, on scheduled notional amounts, which notional amounts decrease from L.25,542,455 GBP in January 1995 to L.2,433,361 in July 2001. This transaction expires January 27, 2002. Exclusive of the amounts paid and received in January 1995, the Company in 1995 paid L.12,505,529 GBP to the Morgan subsidiary and received $19,290,628 USD from the Morgan subsidiary under this transaction.

    In the Company's public offering of debt completed in June 1995, Morgan subsidiaries, among others, were underwriters. The Morgan subsidiaries received $358,593 in discounts or fees for services provided in the underwriting of the public offering.

    In connection with the acquisition of French companies in 1995, the Company paid $2,690,951 in advisory fees to a Morgan subsidiary. With respect to public tender offers involved in the French acquisitions, the Company paid the Morgan subsidiary fees totaling $989,939 (based on an exchange rate of 5.0690 French Francs per USD) for brokerage services.

    In connection with the Company's acquisition in September 1995 of the approximate 31% of the shares of SCIC not already then owned by the Company, the Company paid a $150,174 advisory fee to a Morgan subsidiary.

    In the Company's public offerings of debt and equity securities completed in October 1995, Morgan subsidiaries, among others, were underwriters and received $5,569,557 in discounts or fees for their underwriting services.

    In December 1995, the Company completed a private offering of $63,837,000 of 6.95% fixed rate, fifteen year amortizing notes issued by a Company subsidiary and guaranteed by the Company. A Morgan subsidiary, acting as an underwriter, received from the Company a combined management and underwriting commission and an arrangement fee totaling $1,000,000. In connection with the offering, a Company subsidiary and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary paid $135,550,000 CAD in November 1995 and became obligated to pay the Company (i) $100,000,000 USD in November 2010, and (ii) a fixed rate of 6.95% on $100,000,000 USD. In the transaction the Company paid $100,000,000 USD to the Morgan subsidiary in November 1995 and became obligated to pay the subsidiary (i) $135,550,000 CAD in November 2010, and (ii) a variable rate interest on $135,550,000 CAD that reprices to a Bankers' Acceptance rate every three months. This transaction expires November 2010.

    In 1995, the Company paid a Morgan subsidiary fees of $300,000 for management of funds in the United Kingdom. Also, the Company paid to Morgan subsidiaries fees of $22,000 for various checking and custody account services in Europe in connection with the Company's French acquisitions, and $27,102 in commercial paper dealership fees.

    In January 1996, the Company and a Morgan subsidiary entered a swap transaction under which the Morgan subsidiary became obligated to pay the Company (i) $100,000,000 USD in January 1998, and (ii) a fixed rate of 5.37% on $100,000,000 USD. The Company is obligated to pay the subsidiary 493,920,000 French Francs ("FRF") in January 1998, and (ii) a fixed rate of 5.0865% on 493,920,000 FRF. This transaction expires January 16, 1998.

    The Company or its subsidiaries have entered a series of currency exchanges with Morgan subsidiaries from September 1995 through January 1996. In these exchanges, the

Company and its subsidiaries have paid to Morgan subsidiaries 1,321,750,000 FRF, $356,410,533 USD, $102,600,000 CAD, and L.8,785,486 GBP. In the exchanges, the Morgan subsidiaries paid to the Company and its subsidiaries 1,321,750,000 FRF, $356,347,053 USD, $102,600,000 CAD, and L.8,875,486 GBP.

    In March 1996, the Company and a Morgan subsidiary entered a swap transaction with respect to a notional amount of 492,000,000 FRF. In the transaction, the Morgan subsidiary is obligated to pay the Company in FRF a variable rate that reprices every three months to a PIBOR rate, and the Company is obligated to pay in FRF a variable rate that reprices every three months to a deutschemark LIBOR rate plus 23 basis points. This transaction expires April 26, 2006.

    In March 1996, the Company and a Morgan subsidiary entered a swap transaction with respect to a notional amount of 494,000,000 FRF. The Morgan subsidiary is obligated to pay the Company in FRF (i) a fixed rate of 6.8% on the notional amount until April 1998, and (ii) after April 1998, a variable rate that reprices every three months to a PIBOR rate. The Company is obligated to pay the Morgan subsidiary in FRF (i) a variable rate that reprices every three months to a deutschemark LIBOR rate, plus 197 basis points, on the notional amount until April 1998, and (ii) after April 1998, a variable rate that reprices every three months to a deutschemark LIBOR rate. This transaction expires April 1, 2006.

    Also in March 1996, the Company and the Morgan subsidiary entered a swap transaction with respect to a notional amount of 494,000,000 FRF. The Morgan subsidiary is obligated to pay the Company in FRF a variable rate that reprices every three months to a floating deutschemark LIBOR rate, plus 197 basis points, on the notional amount. The Company is obligated to pay a fixed rate of 6.2% on the notional amount. This transaction expires April 1, 1998.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Principal Shareholders

    The table below sets forth information with respect to any person who is known to the Company as of March 22, 1996 to be the beneficial owner of more than five percent of the Company's Common Stock.


                                               AMOUNT           PERCENT
NAME AND ADDRESS                         BENEFICIALLY                OF
OF BENEFICIAL OWNER                             OWNED             CLASS
- -----------------------------------------------------------------------
J. P. Morgan & Co. Incorporated
   60 Wall Street
   New York, New York 10260                 8,869,783 (1)          7.5%

(1) Based on a filing of J. P. Morgan & Co. Incorporated as of December 29, 1995, which reported sole voting power for 5,326,737 shares, shared voting power for 21,285 shares, sole investment power for 8,771,073 shares and shared investment power for 70,010 shares.

Security Ownership of Management

    The table below sets forth, as of March 22, 1996, the amount of the Company's Common Stock beneficially owned by each executive officer named in the Summary Compensation Table, each director and nominee for director, and all directors and executive officers as a group, based upon information obtained from such persons. Securities reported as beneficially owned include those for which the persons listed have voting or investment power, unless otherwise noted. Such persons have sole voting power and investment power unless otherwise stated.

                                              AMOUNT
                                        BENEFICIALLY           PERCENT
NAME OF INDIVIDUAL OR GROUP                OWNED (1)          OF CLASS
- -----------------------------------------------------------------------
R. L. Waltrip                                  547,409 (2)            *
- -----------------------------------------------------------------------
L. William Heiligbrodt                         297,702 (3)            *
- -----------------------------------------------------------------------
W. Blair Waltrip                               924,554 (4)            *
- -----------------------------------------------------------------------
John W. Morrow, Jr                             150,986 (5)            *
- -----------------------------------------------------------------------
Jerald L. Pullins                              147,834 (6)            *
- -----------------------------------------------------------------------
Anthony L. Coelho                               12,125                *
- -----------------------------------------------------------------------
Douglas M. Conway                               93,413 (7)            *
- -----------------------------------------------------------------------
Jack Finkelstein                               273,145 (8)            *
- -----------------------------------------------------------------------
A. J. Foyt, Jr                                  17,300 (9)            *
- -----------------------------------------------------------------------
James J. Gavin, Jr                              39,226 (10)           *
- -----------------------------------------------------------------------
James H. Greer                                  11,137                *
- -----------------------------------------------------------------------
B. D. Hunter                                    64,817 (11)           *
- -----------------------------------------------------------------------
John W. Mecom, Jr                                8,500                *
- -----------------------------------------------------------------------
Clifton H. Morris, Jr                           12,517 (12)           *
- -----------------------------------------------------------------------
E. H. Thornton, Jr                              58,365                *
- -----------------------------------------------------------------------
Edward E. Williams                              11,858                *
- -----------------------------------------------------------------------
Executive Officers and Directors
   as a Group (28 persons)                   2,986,304 (13)        2.5%
- -----------------------------------------------------------------------

   * Less than one percent

(1) For each of Messrs. Coelho, Conway, Finkelstein, Foyt, Gavin, Greer, Hunter, Mecom, Morris, Thornton and Williams, the amounts include 1,500 shares held under the 1995 Stock Plan for Non-Employee Directors, and each such director has sole voting and shared investment power with respect to such shares.

(2) Includes 234,192 shares held in two trusts (under one of which trusts Mr.
R. L. Waltrip's wife is a beneficiary) under which Mr. R. L. Waltrip's three children, as trustees, either share or have sole voting and investment powers. These shares are also included in the shares owned by Mr. W. Blair Waltrip. See Footnote (4). The information herein regarding ownership of equity securities by the trusts is for informational purposes only and is not to be construed as a statement that Mr. R. L. Waltrip is a beneficial owner of any such securities, as any beneficial ownership thereof is expressly disclaimed by Mr.
R. L. Waltrip. Also includes 12,000 shares which may be acquired upon exercise of stock options exercisable within 60 days.

(3) Includes 3,375 shares and 730 shares held in two trusts for which Mr. Heiligbrodt is trustee and 2,915 shares owned by Mr. Heiligbrodt's wife, daughter, or son, of which shares Mr. Heiligbrodt disclaims beneficial ownership. Also includes 10,500 shares which may be acquired upon exercise of stock options exercisable within 60 days.

(4) Includes 63,364 shares held in a trust for the benefit of Mr. W. Blair Waltrip, 536,112 shares held in three trusts under which Mr. W. Blair Waltrip, his brother and his sister are trustees and have either shared or sole voting and investment power and 13,283 shares held in other family trusts. Of the shares attributable to the trusts, 234,192 shares are also included in the shares owned by Mr. R. L. Waltrip. See Footnote (2). Mr. W. Blair Waltrip is the son of Mr. R. L. Waltrip. Also includes 10,500 shares which may be acquired upon exercise of stock options exercisable within 60 days.

(5) Includes 10,000 shares held by a charitable foundation of which Mr. Morrow is a director. Mr. Morrow has shared voting and investment power for such shares and disclaims beneficial ownership of such shares.

(6) Includes 8,180 shares held by a trust of which Mr. Pullins' wife is trustee for the benefit of Mr. Pullins' children. Mr. Pullins disclaims beneficial ownership of such shares.

(7) Includes 90,413 shares held by a family trust of which Mr. Conway is a trustee and as to which he shares voting and investment power.

(8) Includes 251,954 shares held in five trusts for the benefit of other family members and/or himself, 1,005 shares held by a charitable foundation of which Mr. Finkelstein is President. As trustee, Mr. Finkelstein has sole voting and investment power with respect to 168,887 shares and shares voting and investment power with respect to 84,072 shares. Mr. Finkelstein disclaims beneficial ownership as to 84,072 shares held in such trusts and by the foundation. Also includes 6,646 shares which may be acquired through conversion of preferred stock of a subsidiary, of which shares Mr. Finkelstein disclaims beneficial ownership.

(9) Includes 4,300 shares held by Mr. Foyt as custodian for family members. Mr. Foyt has sole voting and investment power for such shares and disclaims beneficial ownership of such shares.

(10) Includes 1,442 shares held by a charitable foundation of which Mr. Gavin is President, of which shares Mr. Gavin disclaims beneficial ownership.

(11) Includes 9,742 shares held directly by Mr. Hunter, 19,204 shares indirectly controlled by Mr. Hunter (of which Mr. Hunter disclaims beneficial ownership) and 35,871 shares held by Mr. Hunter's Individual Retirement Account.

(12) Includes 2,017 shares owned by Mr. Morris' wife. Mr. Morris disclaims beneficial ownership of such shares.

(13) Includes 16,500 shares held under the 1995 Stock Plan for Non-Employee Directors and 28,553 shares held under the Amended 1987 Stock Plan, for all of which shares each individual has sole voting and shared investment power, as well as 104,556 shares which may be acquired upon exercise of stock options exercisable within 60 days.

INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected Coopers & Lybrand L.L.P., Certified Public Accountants ("Coopers"), to serve as the independent accountants for the Company for the fiscal year ending December 31, 1996. Coopers has audited the Company's accounts since 1993. A representative of Coopers is expected to be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions at such meeting.

OTHER MATTERS

Compliance with Section 16(a)
of the Exchange Act

    Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that Gregory L. Cauthen, Vice President Treasurer, filed late one Form 4 reporting three transactions, Lowell A. Kirkpatrick, Jr., Vice President Corporate Development, filed late one Form 4 reporting three transactions, and Wesley T. McRae, Managing Director-Financial Reporting of SCI Management Corporation, a subsidiary, filed late one Form 4 reporting five transactions.

Proxy Solicitation

    In addition to solicitation by mail, further solicitation of proxies may be made by telephone, telegraph or oral communication following the original solicitation by directors, officers and regular employees of the Company who will not be additionally compensated therefor, or by its transfer agent. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition, the Company has retained Kissel Blake Inc. to aid in the solicitation of proxies from shareholders generally in connection with the Annual Meeting of Shareholders. Such solicitations may be by mail, facsimile, telephone, telegraph or personal interview. The fee of such firm is not expected to exceed $12,000 plus reimbursement for reasonable expenses.

Other Business

    The Board of Directors of the Company is not aware of other matters to be presented for action at the meeting; however, if any such matters are presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment.

Submission of Shareholder Proposals

    Any proposal to be presented by a shareholder at the Company's 1997 Annual Meeting of Shareholders scheduled to be held on May 8, 1997 must be received by the Company by December 16, 1996, so that it may be considered by the Company for inclusion in its proxy statement relating to that meeting.

    It is important that proxies be returned to avoid unnecessary expense. Therefore, shareholders are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy in the enclosed business reply envelope.

Service Corporation International
1929 Allen Parkway,
P.O. Box 130548
Houston, Texas 77219-0548

April 15, 1996

[LOGO]

                        [PAGE INTENTIONALLY LEFT BLANK]

                                    ANNEX A

                       SERVICE CORPORATION INTERNATIONAL
                              1996 INCENTIVE PLAN

                                   ARTICLE I

PLAN

1.1 Purpose. The Service Corporation International 1996 Incentive Plan is intended to provide a means whereby certain Employees of Service Corporation International, a Texas corporation, and its Affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant to certain key Employees Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Bonus Awards, Restricted Stock Awards, Stock Equivalent Units and Performance Grants, subject to the terms of the Plan.

1.2 Effective Date of Plan. The Plan is effective February 15, 1996, if within 12 months of such date, it shall have been approved by at least a majority vote of shareholders voting in person or by proxy with respect to the Plan at a duly held shareholders' meeting. No Award shall be granted pursuant to the Plan after February 14, 2006.

                                   ARTICLE II

DEFINITIONS

    The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

 2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

 2.2 "Award" means an award or grant made to an Employee under Articles V through IX herein.

 2.3 "Award Agreement" means the written agreement provided in connection with an Award setting forth the terms and conditions of the Award. Such Agreement may contain any other provisions that the Committee, in its sole discretion, shall deem advisable which are not inconsistent with the terms of the Plan.

 2.4 "Board of Directors" or "Board" means the board of directors of the Company.

 2.5 "Bonus Award" means an Award, denominated in cash or in Stock, made to an Employee under Article VI which is intended to qualify as performance based compensation as defined in Section 162(m) of the Code and regulations issued thereunder.

 2.6 "Change of Control" means the happening of any of the following events:

         (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control under this subsection (a): (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and
             (C) of subsection (c) of this definition of "Change of Control" are satisfied; or

         (b) Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by (A) a vote of at least a majority of the directors then comprising the Incumbent Board, or
             (B) a vote of at least a majority of the directors then comprising the Executive Committee of the Board at a time when such committee was comprised of at least five members and all members of such committee were either members of the Incumbent Board or considered as being members of the Incumbent Board pursuant to clause (A) of this subsection (b), shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation, and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (i) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

 2.7     "Code" means the Internal Revenue Code of 1986, as amended.

 2.8 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall at all times consist solely of two or more members of the Board of Directors, and all members of the Committee shall be both Disinterested Persons and Outside Directors.

 2.9 "Company" means Service Corporation International, a Texas corporation.





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
2.10 "Disability" means the inability of the Employee to perform his or her duties as an employee on a full-time basis as a result of incapacity due to mental or physical illness which continues for more than one year after the commencement of such incapacity, such incapacity to be determined by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

2.11 "Disinterested Person" means a "disinterested person" as that term is defined in Rule 16b-3 under the Exchange Act.

2.12 "Employee" means a key employee employed by the Company or any Affiliate to whom an Award is granted.

2.13 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq National Market; or (c) if the Stock is not listed on the Nasdaq National Market, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Committee.

2.14 "Incentive Option" means an option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of
         Section 422 of the Code.

2.15 "Nonqualified Option" means an option granted under the Plan other than an Incentive Option.

2.16 "Option" means an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

2.17 "Outside Director" means a member of the Board of Directors serving on the Committee who satisfies the requirements of Section 162(m) of the Code.

2.18 "Performance Grant" means an Award, denominated in cash or in Stock, made to an Employee under Article IX which is intended to qualify as performance based compensation as defined in Section 162(m) of the Code and regulations issued thereunder.

2.19 "Plan" means the Service Corporation International 1996 Incentive Plan, as set out in this document and as it may be amended from time to time.

2.20 "Restricted Stock" means shares of Stock issued as an Award and subject to restrictions and conditions pursuant to Article VII.

2.21 "Stock" means the common stock of the Company, $1.00 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.22     "Stock Equivalent Unit" means an Award made to an employee under
         Article VIII that entitles the Employee to receive an amount in cash equal to the Fair Market Value of one share of Stock on the date of redemption of such Stock Equivalent Unit, and which is intended to qualify as performance based compensation as defined in Section 162(m) of the Code and regulations issued thereunder.

2.23 "10% Shareholder" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

                                  ARTICLE III

ELIGIBILITY

    The individuals who shall be eligible to receive Awards shall be those key Employees as the Committee shall determine from time to time. However, no non-Employee director shall be eligible to receive any Award or to receive stock, stock options, or stock appreciation rights under any other plan of the Company or any of its Affiliates, if receipt of it would cause the individual not to be a Disinterested Person or Outside Director.

                                   ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

 4.1 Authority to Grant Awards. The Committee may grant Awards to those key Employees as it shall determine from time to time under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the amount of any Award and the number of shares of Stock to be covered by any Award to be granted to an Employee shall be as determined by the Committee. Except for Bonus Awards, each Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of the Award. Except as otherwise provided herein, no Award granted pur-suant to the Plan shall vest in whole or in part in less than six months after the date the Award is granted. An Employee who has received an Award in any year may receive an additional Award or Awards in the same year or in subsequent years. After considering the effects of any action on Section 162(m) of the Code, the Committee may, in its discretion, waive or accelerate any restrictions to which the Options, Restricted Stock Awards and Stock Equivalent Units may be subject; provided, however that the Committee may not alter, amend or modify pre- established performance based criteria to which any Award may be subject.

 4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 6,000,000 shares, of which no more than 3,000,000 shares of Stock may be awarded within one year after the effective date of the Plan as set forth in Section
         1.2 hereof. The shares of Stock may be treasury shares or authorized but unissued shares. The maximum number of shares of Stock and Stock Equivalent Units with respect to which Awards may be granted during the life of the Plan as Bonus Awards payable in stock, Restricted Stock Awards, Stock Equivalent Units, and Performance Grants payable in stock is an aggregate of 400,000 shares. The numbers of shares of Stock stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

             In the event that any Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to that Award may again be subject to an Award under the Plan.

 4.3 Non-Transferability. Except as otherwise determined by the Committee in compliance with Rule 16b-3 under the Exchange Act, the Awards granted hereunder shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by the Employee. The Committee may grant Awards that are transferable, without payment of consideration, to immediate family members of the Employee or to trusts or partnerships for such family members; the Committee may also amend outstanding Awards to provide for such transferability.

 4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of, or the issuance of shares under, an Award to comply with any law or regulation of any governmental authority.

 4.5     Changes in the Company's Capital Structure.

         (a) The existence of the Plan and the Awards granted hereunder shall not affect or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) In the event of any change in the outstanding shares of Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, liquidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all of part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of shares of Stock available for Awards, such adjustment may be made by the Committee subject to Section 162(m) of the Code, and shall be final, conclusive and binding for all purposes of the Plan.

 4.6 Termination of Employment. Except as specifically provided herein, the Committee shall set forth in the Award Agreement the status of any Award or shares of Stock underlying any Award upon the termination of the Employee's employment for any reason.





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
 4.7 Election Under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to the Employee under the Plan.

 4.8     Change of Control. Upon a Change of Control:

         (a) all outstanding Options shall become immediately exercisable to the full extent of the grant. From and after a Change of Control, Nonqualified Options shall remain exercisable for the lesser of
             (x) the balance of their original term and (y) (i) six months and one day after termination of an Employee's employment other than due to death, Disability or retirement at or after age 55 or (ii) one year after termination of an Employee's employment due to death, Disability or retirement at or after age 55. From and after a Change of Control, Incentive Options shall remain exercisable for three months after termination of an Employee's employment;

         (b) all Bonus Awards shall become immediately payable to the fullest extent of the Award regardless of whether the Measurement Period (hereinafter defined) upon which it is based has been completed;

         (c) all forfeiture restrictions and forfeiture restriction periods with respect to Restricted Stock Awards shall expire immediately;

         (d) all Stock Equivalent Units shall be redeemed by the Company on the twentieth business day after the Change of Control at a price per Stock Equivalent Unit equal to the Fair Market Value per share of the Stock on the date prior to the date of redemption; and

         (e) all Performance Grants shall become immediately payable to the fullest extent of the Award regardless of whether the Performance Cycle (hereinafter defined) upon which it is based has been completed.

                                   ARTICLE V

OPTIONS

 5.1 Type of Option. The Committee shall specify whether a given option shall constitute an Incentive Option or a Nonqualified Option.

 5.2 Option Price. The price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value per share of Stock on the date the Option is granted or (b) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share. In the case of any 10% Shareholder, the price per share at which shares of Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 110% of the Fair Market Value per share of Stock on the date the Incentive Option is granted or (b) the per share par value of the Stock on the date the Incentive Option is granted.

             The price per share at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the greater of: (a) 100% of the Fair Market Value per share of Stock on the date the Option is granted or (b) the per share par value of the Stock on the date the Option is granted. The Committee in its discretion may provide that the price per share at which shares of Stock may be purchased shall be more than 100% of Fair Market Value per share.

 5.3 Duration of Options. No Option shall be exercisable after the expiration of 10 years from the date the Option is granted. In the case of a 10% Shareholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

 5.4 Amount Exercisable. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its discretion, may provide in the Award Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

 5.5 Exercise of Options. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with: (a) cash, check, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option Price of the shares, (b) Stock at its Fair Market Value equal to the option price of the shares on the date of exercise, and/or (c) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Option Price of the shares being purchased, and the difference must be paid by check. Delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.

             Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by the Company or a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

 5.6 Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

 5.7 No Rights as Stockholder. No Employee shall have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate is issued for the Stock.

 5.8 Limitations. The maximum number of Options which may be awarded under this Article V during the term of the Plan shall be 6,000,000 shares, and the maximum number of Options which may be awarded to any Employee under this Article V during the term of the Plan shall be 6,000,000 shares.

                                   ARTICLE VI

BONUS AWARDS

 6.1 Bonus Awards and Eligibility. The Committee, in its sole discretion, may designate certain key Employees of the Company who are eligible to receive a Bonus Award if certain pre-established performance goals are met. In determining which Employees shall be eligible for a Bonus Award, the Committee may, in its discretion, consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan.

 6.2 Establishment of Bonus Award. The Committee shall determine the terms of the Bonus Award, if any, to be made to an Employee for each semi-annual or annual period (the "Measurement Period"). The Committee shall have the discretion to make downward adjustments to Bonus Awards otherwise payable if the performance goals are attained.

 6.3 Criteria for Performance Goals. The performance goals shall be pre-established by the Committee in accordance with Section 162(m) of the Code and regulations issued thereunder. Performance goals determined by the Committee may include, but are not limited to, increases in net profits, operating income, Stock price, earnings per share, sales and/or return on equity.

 6.4 Committee Certification. The Committee must certify in writing that a performance goal has been met prior to payment to any Employee of the Bonus Award by issuance of a certificate for Stock or payment in cash. If the Committee certifies the entitlement of an Employee to the performance based Bonus Award, the payment shall be made to the Employee subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.

 6.5 Payment and Limitations. Bonus Awards shall be paid on or before the 90th day following both (a) the end of the Measurement Period, and (b) certification by the Committee that the performance goals and any other material terms of the Bonus Award and the Plan have been satisfied, or as soon thereafter as is reasonably practicable. The Bonus Award may be paid in Stock, cash, or a combination of Stock and cash, in the sole discretion of the Committee. If paid in whole or in part in Stock, the Stock shall be valued at Fair Market Value as of the date the Committee directs payments to be made in whole or in part in Stock. However, no fractional shares of Stock shall be issued, and the balance due, if any, shall be paid in cash.

             The maximum amount which may be paid to any Employee pursuant to one or more Bonus Awards under this Article VI for any single Measurement Period shall not exceed $3,000,000; and the maximum amount of any Bonus Awards payable to any one Employee in any calendar year shall not exceed $4,000,000.

 6.6 Termination of Employment During Measurement Period. If an Employee's employment with the Company and all Affiliates terminates during a Measurement Period (other than in connection with or within one year after a Change of Control), he shall not be entitled to any payment under this Article VI for that Measurement Period.

                                  ARTICLE VII

RESTRICTED STOCK

 7.1 Restricted Stock Awards and Eligibility. The Committee, in its sole discretion, may grant Restricted Stock Awards to certain key Employees of the Company. In determining which Employees shall be eligible for a Restricted Stock Award, the Committee may, in its discretion, consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in accomplishing the purposes of the Plan. Awards of Restricted Stock shall be subject to such conditions and restrictions as are established by the Committee and set forth in the Award Agreement, including, without limitation, the number of shares of Stock to be issued to the Employee, the consideration for such shares, forfeiture restrictions and forfeiture restriction periods, performance criteria, if any, and other rights with respect to the shares.

 7.2 Issuance of Restricted Stock. Upon the grant of a Restricted Stock Award to an Employee, issuance of the stock certificate shall be made in the name of the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. Stock certificates evidencing shares of Restricted Stock pending the lapse of restrictions shall bear a legend making appropriate reference to the restrictions imposed. Upon the grant of a Restricted Stock Award, the Employee may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

 7.3 Voting and Dividend Rights. The Employee shall have the right to receive dividends during any forfeiture restriction period, to vote the Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Employee shall not be entitled to delivery of the stock certificate until any forfeiture restriction period shall have expired, (ii) the Company shall retain custody of the stock certificate during the forfeiture restriction period, and (iii) the Employee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock during any forfeiture restriction period.

                                  ARTICLE VIII

STOCK EQUIVALENT UNITS

 8.1 Stock Equivalent Units and Eligibility. The Committee, in its sole discretion, may grant Stock Equivalent Units to certain key Employees of the Company. In determining which Employees shall be eligible for an Award of Stock Equivalent Units, the Committee may, in its discretion, consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the committee deems relevant in accomplishing the purposes of the Plan. Awards of Stock Equivalent Units shall be subject to such conditions and restrictions as are established by the Committee and set forth in the Award Agreement, including, without limitation, the number of units, performance criteria, if any, and terms of redemption of the Stock Equivalent Units (whether in connection with the termination of employment or otherwise).

 8.2 Voting and Dividend Rights. No Employee shall be entitled to any voting rights or to receive any dividends with respect to any Stock Equivalent Units.

 8.3 Redemption of Stock Equivalent Units. The Committee shall provide in each Award Agreement pertaining to Stock Equivalent Units a procedure for the redemption by the Company of the Stock Equivalent Units. The amount to be paid in cash to an Employee upon redemption of each Stock Equivalent Unit shall be the Fair Market Value of one share of Stock on the date of redemption.

 8.4 Valuation of Stock Equivalent Units. Each Stock Equivalent Unit shall be initially valued at the Fair Market Value of one share of Stock on the date the Stock Equivalent Unit is granted. The value of each Stock Equivalent Unit shall fluctuate with the daily Fair Market Value of one share of Stock. Payment for redemption of Stock Equivalent Units shall be made to the Employee subject to the other applicable provisions of the Plan, including, but not limited to, all legal requirements and tax withholding.

 8.5 Limitations. The maximum number of Stock Equivalent Units which may be awarded to any Employee under this Article VIII during the term of the Plan shall be 200,000 units.

                                   ARTICLE IX

PERFORMANCE GRANTS

 9.1 Performance Grants and Eligibility. The Committee, in its sole discretion, may designate certain key Employees of the Company who are eligible to receive a Performance Grant if certain pre-established performance goals are met. In determining which Employees shall be eligible for a Performance Grant, the Committee may, in its discretion, consider the nature of the Employee's duties, past and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee deems relevant in connection with accomplishing the purposes of the Plan.

 9.2 Establishment of Performance Grant. The Committee shall determine the terms of the Performance Grant, if any, to be made to an Employee for a period in excess of one year designated by the Committee (the "Performance Cycle"). The Committee shall have the discretion to make downward adjustments to Performance Grants otherwise payable if the performance goals are attained.

 9.3 Criteria for Performance Goals. The performance goals shall be pre-established by the Committee in accordance with Section 162(m) of the Code and regulations issued thereunder. Performance goals determined by the Committee may include, but are not limited to, increases in net profits, operating income, Stock price, earnings per share, sales and/or return on equity.

 9.4 Committee Certification. The Committee must certify in writing that a performance goal has been met prior to payment to any Employee of the Performance Grant by issuance of a certificate for Stock or payment in cash. If the Committee certifies the entitlement of an Employee to the performance based Performance Grant, the payment shall be made to the Employee subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.

 9.5 Payment and Limitations. Performance Grants shall be paid on or before the 90th day following both (a) the end of the Performance Cycle, and
         (b) certification by the Committee that the performance goals and any other material terms of the Performance Grant and the Plan have been satisfied, or as soon thereafter as is reasonably practicable. The Performance Grant may be paid in Stock, cash, or a combination of Stock and cash, in the sole discretion of the Committee. If paid in whole or in part in Stock, the Stock shall be valued at Fair Market Value as of the date the Committee directs payments to be made in whole or in part in Stock. However, no fractional shares of Stock shall be issued, and the balance due, if any, shall be paid in cash.

             The maximum amount which may be paid to any Employee pursuant to one or more Performance Grants under this Article IX for a Performance Cycle shall not exceed $3,000,000.

 9.6 Termination of Employment During Performance Cycle. If an Employee's employment with the Company and all Affiliates terminates during a Performance Cycle (other than in connection with or within one year after a Change of Control), he shall not be entitled to any payment under this Article IX for that Performance Cycle.

                                   ARTICLE X

ADMINISTRATION

    The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards granted thereunder shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the Employees to whom and the time or times at which Awards will be made,

(b) determine the number of shares and the purchase price of Stock covered in each Award, subject to the terms of the Plan,

(c) determine the terms, provisions and conditions of each Award, which need not be identical,

(d) define the effect, if any, on an Award of the death, Disability, retirement, or termination of employment of the Employee,

(e) subject to Article XI, adopt modifications and amendments to the Plan or any Award Agreement, including, without limitation, any modifications or amendments that are necessary to comply with the laws of the countries in which the Company or its Affiliates operate,

(f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

(g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

    The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                   ARTICLE XI

AMENDMENT OR TERMINATION OF PLAN

    The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                  ARTICLE XII

MISCELLANEOUS

12.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under the Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

12.2 No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

12.3 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, the cash payment of a Performance Grant, Bonus Award or redemption of a Stock Equivalent Unit, or issuance of Stock in payment of Restricted Stock, a Performance Grant or a Bonus Award. In the alternative, the Company may require the Employee (or other person exercising the Option or receiving Stock) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after
         (a) the date of exercise, or (b) notice of the Committee's decision to pay all or part of a Performance Grant or Bonus Award in Stock, whichever is applicable. The Company shall have no obligation upon exercise of any Option, or notice of the Committee's decision to pay all or part of the Performance Grant or Bonus Award in Stock, until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or issuance of Stock is sufficient to cover all sums due with respect to that exercise or issuance of Stock. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporations will be required to withhold. The Committee may, in its discretion, provide in any Award Agreement that the Employee is entitled to receive a cash payment from the Company in addition to, but not in lieu of, shares of Stock received pursuant to any Award for the purpose of offsetting the tax liability, determined in the discretion of the Committee, on the issuance of the shares.

12.4 Indemnification of the Committee and the Board of Directors. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company to the fullest extent allowed under the Texas Business Corporation Act.

12.5 Gender. If the context requires, words of one gender when used in the Plan shall include the others and words used in the singular or plural shall include the other.

12.6 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

12.7 Other Compensation Plans. The adoption of the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

12.8 Other Awards. The grant of an Award shall not confer upon the Employee the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Employees, or the right to receive future Awards upon the same terms or conditions as previously granted.

12.9 Governing Law. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.

PROXY

                      SERVICE CORPORATION INTERNATIONAL
              This Proxy is Solicited By the Board of Directors

The undersigned hereby appoints ROBERT L. WALTRIP, L. WILLIAM HEILIGBRODT, GEORGE R. CHAMPAGNE and JAMES M. SHELGER and each or any of them as attorneys, agents and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the annual meeting of shareholders of Service Corporation International (the "Company") to be held in the Texas Commerce Center Auditorium, First Floor, Texas Commerce Center, 601 Travis, Houston, Texas, on Thursday, May 9, 1996, at 10:00 a.m., Houston time, and any adjournment(s) thereof, and to vote thereat the number of shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present as indicated below and on the reverse side hereof and, in their discretion, upon any other business which may properly come before said meeting.


                                                     (change of address)

    Election of Directors, Nominees:          ----------------------------------

    Jack Finkelstein                          ----------------------------------

    James H. Greer                            ----------------------------------

    L. William Heiligbrodt                    ----------------------------------
                                              (If you have written in the
    Clifton H. Morris, Jr.                    above space, please mark the
                                              corresponding box on the reverse
    W. Blair Waltrip                          side of this card).

                                                                 -----------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                 -----------

/X/ Please mark your
    votes as in this
    sample.

                                                     WITHHOLD
1. Election of Directors                 FOR         AUTHORITY
                                         / /            / /

Vote FOR, except vote withheld from the following nominee(s) (to withhold authority to vote for any individual nominee(s) write that nominee's name in the space provided below):

________________________________________________________________________________

2. Approval of the 1996 incentive Plan.         FOR     AGAINST     ABSTAIN
                                                / /       / /         / /


If a choice is specified, this Proxy will be voted as indicated. If no choice is specified, this Proxy will be voted FOR election of directors listed in the proxy statement and FOR approval of the 1996 Incentive Plan.


SIGNATURE(S)_______________________________________ DATE ______________, 1996

SIGNATURE(S)_______________________________________ DATE ______________, 1996
Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.